                                                                      EXHIBIT 25


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

              Statement of Eligibility and Qualification Under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee

              ___ Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)


                      Deutsche Bank National Trust Company
               (Exact name of trustee as specified in its charter)

300 South Grand Avenue
Los Angeles, California  90071                                        13-3347003
(Address of principal                                           (I.R.S. Employer
executive offices)                                           Identification No.)

                                IndyMac ABS, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                              95-4685267
(State or other jurisdiction of                                 (I.R.S. Employer
Incorporation or organization)                               Identification No.)


155 North Lake Avenue
Pasadena, California                                                       91101
(Address of principal executive offices)                              (Zip Code)


             IndyMac Residential Asset-Backed Notes, Series 2004-LH1
                       (Title of the Indenture Securities)

Item 1.  General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

NAME                                                 ADDRESS
Office of the Comptroller                 1114 Avenue of the
of the Currency                         Americas, Suite 3900
                                    New York, New York 10036


(b)  Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.  Affiliations with Obligor

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Item 16.  List of Exhibits

Exhibit 1 -

Articles of Association as amended on April 15, 2002.

Exhibit 2 -
Certificate of the Comptroller of the Currency dated August 6, 2004.

Exhibit 3 -
Certification of Fiduciary Powers dated August 6, 2004.

Exhibit 4 -
Existing By-Laws of Deutsche Bank National Trust Company as amended dated May 21, 2003.

Exhibit 5 -
Not Applicable.

Exhibit 6 -
Consent of Deutsche Bank National Trust Company required by Section 321(b) of the Act.

Exhibit 7 -
Reports of Condition of Deutsche Bank National Trust Company, dated as of September 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Deutsche Bank National Trust Company, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Santa Ana, and State of California, on the 15th day of December, 2004.

                   Deutsche Bank National Trust Company
                   By:/s/ Ronaldo Reyes
                   Ronaldo Reyes
                   Assistant Vice President

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                                   CERTIFICATE

I, Ronaldo Reyes, DO HEREBY CERTIFY THAT:

         1. I am the duly elected Asst. V.P. of Deutsche Bank National Trust Company, a national bank organized and existing under the laws of the United States of America (the "Association").

         2. The Articles of Association of the Association, under the name of BT Trust Company of California, National Association, were filed with the Comptroller of the Currency, Northeastern District office on February 13, 1986 (the "Original Articles"). A copy of said Original Articles, as amended from time to time and as certified by the Comptroller of the Currency on February 4, 2002, is attached hereto as Exhibit A.

         3. A further amendment to the Articles of Association of the Association changing the title of the Association to "Deutsche Bank National Trust Company" effective April 15, 2002, was filed with the Comptroller of the Currency, Western District Office Licensing Unit on March 28, 2003 (the "Amended Articles"). A copy of that amendment is attached hereto as Exhibit B.

         4. The Original Articles and the Amended Articles, taken together, constitute the entire Articles of Association of the Association, as in effect on the date hereof; such Articles of Association of the Association have not been further modified or rescinded.

         IN WITNESS WHEREOF, I have set my hand and seal of Deutsche Bank National Trust Company this 24th day of November, 2004.

                                                        /s/ Ronaldo Reyes

                                                        Ronaldo Reyes
                                                        Assistant Vice President

Comptroller of the Currency
Administrator of National Banks

Washington, D.C. 20219

                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that the document hereto attached is a true copy, as recorded in this Office, of the currently effective Articles of Association for "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608)


                                       IN TESTIMONY WHEREOF, I have hereunto
                                       subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, the Monday, February 04, 2002


                                       /s/ John D. Hawke, Jr.
                                       Comptroller of the Currency

                            CERTIFICATE OF AMENDMENT
                                       OF
                             ARTICLES OF ASSOCIATION
                                       OF
                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.


         I, David Abramson, certify that:

         1. I am the duly elected Secretary of Bankers Trust Company of California, N.A.

         2. On January 17, 1992, at a special meeting of the Shareholders of Bankers Trust Company of California, N.A., the following resolution and amendment to Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. was adopted:

         RESOLVED, that Bankers Trust Holdings, Inc. the sole shareholder of Bankers Trust Company of California, N.A. ("BTCal"), hereby approves of the amendment to the first paragraph of Articles FIFTH of the Articles of Association of BTCal, to read as follows:

                  The authorized amount of capital stock of this Association shall be 500,00 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United states.

Article FIFTH of the Articles of Association of Bankers Trust Company of California, N.A. is restated in entirety, as follows:

                  The authorized amount of capital stock of this Association shall be 500,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                  No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

                  If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital stock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                  The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

                  3. The foregoing amendment of the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, N.A. on January 7, 1992.

                  4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

                  IN WITNESS WHEREOF, I have set my hand and the seal of this Association this 22nd day of January, 1992.

                                       /s/ David Abramson
                                       David Abramson
                                       Secretary

                                       DATE ACCEPTED: February 10, 1992


                                                         /s/ John C. Beers
                                                   BY:      John C. Beers
                                                   Acting Director for Analysis
                                                   Western District

                         BT TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION




                  I, DAVID ABRAMSON, certify that:

                  I am the duly constituted Secretary of BT Trust Company of

                  California, National Association, and as such officer I am the official custodian of its records; and that the following is a true and correct copy of a resolution of the

                  Association's Shareholders, and such resolution is now

                  lawfully in force and effect:

                  RESOLVED, that the amendment of the First Article of Association is hereby approved, shall be effective immediately, and shall read as follows:

                  FIRST: The title of this Association shall be "Bankers Trust Company of California, National Association.

         And that the following is a true and correct copy of a resolution of the Association's Board of Director's, and such resolution is now lawfully in force and effect:

                  RESOLVED, that the amendment of the title of the Association's By-Laws to read "Bankers Trust Company of California, National Association", is hereby approved.

        Dated: March 20, 1987

                                                         /s/David Abramson
                                                         Secretary

                                    EXHIBIT A

                                                           Filed
                                                 Comptroller of The Currency
                                                       Northeastern District
                                                       Date FEB 13 1986


              BT TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION

                             ARTICLES OF ASSOCIATION

         For the purpose of organizing an association to carry on the business of a limited purpose trust company under the laws of the United States, the undersigned do enter into the following articles of association:

                  FIRST: The title of this Association shall be "BT Trust Company of California, National Association".

                  SECOND: The main office of the Association shall be in the City of Los Angeles, County of Los Angeles, State of California. The general business of the Association shall be conducted at its main office and its branches.

                  THIRD: The Board of Directors of this Association shall consist of not less than five nor more than twenty-five shareholders, the exact number of Directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this association or a minimum par market value or equity interest of $1,000 of stock in the bank holding company controlling this association. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for may reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

                  FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

                  Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Association and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than

50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and Residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

                  FIFTH: The authorized amount of capital stock of this Association shall be 5,000 shares of common stock of the par value of One Hundred Dollars and no cents ($100.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

                  No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued, or sold, nor any right of subscription thereto other than such, if any, as the Board of Directors, in its discretion may from time to time determine and at such price as the Board of Directors may from time to time fix.

                  If the capital stock is increased by a stock dividend, each share holder shall be entitled to his/her proportionate amount of such increase in accordance with the number of shares of capital sock owned by him/her at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

                  The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

                  SIXTH: The Board of Directors (a majority of whom shall be a quorum to do business) shall appoint one of its members to be President of the Association who shall hold office (unless he shall become disqualified or be sooner removed by a two-thirds vote of the members of the Board) for the term for which he was elected a Director. The Board of Directors may appoint one of its members to be Chairperson of the Board, who shall perform such duties as may be designated by it. The Board of Directors shall have power to appoint one or more Vice-Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of the Association.

                  The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all by-laws that it may be lawful for them to make and generally do and perform all acts that it may be legal for a board of directors to do and perform.

                  SEVENTH: The Board of Directors shall have the power to change the location of the main office of the Association to any other place within the limit of the City of Los Angeles, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

                  EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.


                  NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the shareholders shall be given by first-class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at her/her address as shown upon the books of the Association.

                  TENTH: Any person, his/her heirs, executors or administrators, may be indemnified or reimbursed by the Association for liability and reasonable expenses (including amounts paid in settlement or in satisfaction of judgments or as fines or penalties) actually incurred in connection with any claim, action, suit, or proceeding, civil or criminal, whether or not by or in the right of the Association, in which he/she or they shall be involved or threatened to be involved by reason of he/her being or having been a director, officer, or employee of the Association or of any firm, corporation, or organization which he/she serves or has served in any such capacity at the specific request of the Association (provided he/she so served at the specific request of the Association in writing signed by the Chairperson of the Board or the President and specifically referring to this Article Tenth); provided, however, that no person shall be so indemnified or reimbursed (1) in relation to any matter in an action, suit or proceeding as to which he/she shall finally be adjudged to have been guilty of, or liable for, willful misconduct, gross neglect of duty or criminal acts in the performance of his/her duties to the Association or such firm, corporation or organization; or (2) in relation to any matter in a claim, action, suit or proceeding which has been made the subject of a settlement except with the approval of (a) a court of competent jurisdiction,
(b) the Board of Directors, acting by vote of Directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the Directors, or (c) the shareholders, acting by vote of a majority of the outstanding shares of capital stock; and provided further that, in the case of persons serving another firm, corporation or organization at the request of the Association, the indemnity provided in this Article Tenth shall apply only if and to the extent that, after making such efforts as the Board of Directors or shareholders shall deem adequate under the circumstances, such person shall be unable to obtain indemnification from such firm, corporation or organization. The foregoing provisions for indemnification or reimbursement shall not be exclusive of other rights to which such person, his/her heirs, executors or administrators, may be entitled by contract or otherwise. Unless the context clearly requires otherwise, the term "the Association" as used in this Article shall include any predecessor corporation.

                  The Association may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers and other employees to the extent that such indemnification is allowed in the preceding paragraph. Such insurance may, but need not, be for the benefit of all directors, officers, or employees.

                  ELEVENTH: The powers of the Association shall be limited to conducting the business of a trust company under a national bank charter, and no amendment to such powers may be made without the prior approval of the Comptroller of the Currency.

                  TWELFTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of the Association, voting in person or by proxy, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

IN WITNESS WHEREOF, we have hereunto set our hands on this the date appearing opposite our names.

/s/ Peter E. Lengyel                                       10/7/85
Peter E. Lengyel                                           date

/s/ Harold K. Atkins                                       10/7/85
Harold K. Atkins                                           date

/s/ John L. Murphy                                         10/7/85
John L. Murphy                                             date

/s/ Allan C. Martin                                        10/7/85
Allan C. Martin                                            date

/s/ Rein Lumi                                              10/7/85
Rein Lumi                                                  date

/s/ Gerard P. Hourihan                                     10/7/85
Gerard P. Hourihan                                         date

State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Peter E. Lengyel, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.

                                                     /s/ David Abramson
                                                           Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                            Commission Expires March 30, 1987



State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared John L. Murphy, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.

                                                     /s/ David Abramson
                                                           Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                            Commission Expires March 30, 1987

State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Harold K. Atkins, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.

                                                     /s/ David Abramson
                                                           Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                            Commission Expires March 30, 1987



State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Allan C. Martin, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.

                                                     /s/ David Abramson
                                                           Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                            Commission Expires March 30, 1987

State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Rein Lumi, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.

                                                     /s/ David Abramson
                                                           Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                            Commission Expires March 30, 1987



State of New York
County of New York

                  Before the undersigned, a Notary Public of the State of New York personally appeared Gerard P. Hourihan, to me known, who acknowledged that he executed the foregoing certificate for the purposes therein mentioned.

                  Witness my hand and seal of office this 7 day of October, 1985.

                                                     /s/ David Abramson
                                                           Notary Public

                                                              DAVID ABRAMSON
                                            Notary Public, State of New York
                                                              No. 60-0007785
                                            Commission Expires March 30, 1987

                                   EXHIBIT B

Comptroller of the Currency
Administrator of National Banks

Attn:  Licensing Unit
50 Fremont Street, Suite 3900
San Francisco, CA 94105
(415) 545-5930, FAX (415) 442-5315


April 4, 2002

Sandra L. West
Assistant Secretary
C/o Deutsche Bank
31 West 52nd Street-M/S NYC09-0810
New York, NY  10019

Re:      Title Change
         Bankers Trust Company of California, N.A.
         Los Angeles, California
         Charter No. 18608


Dear Ms. West:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change, appropriate amendment to the First Article of Association of Bankers Trust Company of California, National Association. The OCC will update their records to reflect that as of April 15, 2002, the Title of Bankers Trust Company of California, National Association, Charter Number 18608 will change to Deutsche Bank National Trust Company.

The original of the bank's respective Article has been forwarded to the bank's official file with our Office and an original is hereby returned for your records.

As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes nor does it maintain official record on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Very truly yours,


/s/ James A. Bundy
James A. Bundy
Licensing Manager

Enclosure

                      BANKERS TRUST COMPANY OF CALIFORNIA,
                              NATIONAL ASSOCIATION

         I, DAVID ABRAMSON, certify that:

      1. I am the duly elected and acting Secretary of Bankers Trust Company of California, National Association (formerly, BT Trust Company of California), and as such officer, I am the official custodian of its records; that the following is a true and correct copy of resolutions adopted by the Association's shareholders; and that such resolutions are now lawfully in force and effect:

      RESOLVED, that the Association is hereby authorized to amend the First Article of Association read as follows:

            FIRST: The title of this Association shall be "Deutsche Bank National Trust Company."

      FURTHER RESOLVED, that the effective date of the amendment of the First Article of Association shall be April 15, 2002.

      2. The following is a true and correct copy of a resolution of the Association's Board of Directors, and such resolution is now lawfully in force and effect:

      RESOLVED, that the amendment of the First Article of Association to change the title of the Association "Deutsche Bank National Trust Company" is hereby approved, effective April 15, 2002.

      3. The foregoing amendment to the Articles of Association has been duly approved by the Board of Directors of Bankers Trust Company of California, National Association on March 21, 2002.

      4. The Resolution and Amendment set forth above has not been modified or rescinded and is in full force and effect.

      IN WITNESS HEREOF, I have set my hand and the seal of this Association this 27th day of March 2002.

                                              /s/ David Abramson
                                              ------------------
                                              Secretary

State of New York    )
                     ) ss.:
County of New York   )


On the 27th day of March in the year 2002 before me, the undersigned, a Notary Public in and for said state, personally appeared David Abramson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument;

/s/ Sandra L. West
------------------
Notary Public

                                 Sandra L. West
                        Notary Public, State of New York
                                 No. 01WE4942401
                          Qualified in New York County
                      Commission Expires September 19, 2002

Office of the Comptroller of the Currency
Accepted by: /s/ James A. Bundy
             ------------------
James A. Bundy, Licensing Manager
Date: 4/4/03
      ------

Comptroller of the Currency
Administrator of National Banks
Washington, D.C. 20219

                                   CERTIFICATE

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. Effective April 15, 2002, the title of "Bankers Trust Company of California, National Association," Los Angeles, California, (Charter No. 18608), was changed to "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608).

                                             IN TESTIMONY WHEREOF, I have
                                             hereunto subscribed my name and
                                             caused my seal of office to be
                                             affixed to these presents at the
                                             Treasury Department, in the City of
                                             Washington and District of
                                             Columbia, this 17th day of May,
                                             2002.

                                             /s/ John D. Hawke, Jr.
                                             ----------------------
                                             Comptroller of the Currency

                                                 Deutsche Bank
Office of the Secretary          OCC             Bankers Trust Corporation
                            Mar 29 2002          31 West 52nd Street, NYC09-0810
Sandra L. West              Western District     New York, NY 10019
Assistant Secretary                              Tel 212 469-8174
                                                 Fax 646-324-9056

                                                 sandra.l.west@db.com

March 28, 2002

Mr. James A. Bundy, Licensing Manager
Office of the Comptroller of the Currency
Western District Office
50 Femont Street
Suite 3900
San Francisco, CA 94105-2292

Dear Mr. Bundy:

Re:   Bankers Trust Company of California, National Association
      (Charter No. 18608)

Please be advised that the Board of Directors and sole shareholder of Bankers Trust Company of California, National Association, have authorized a change of title for the Association, effective on April 15, 2002, as follows:

      From: Bankers Trust Company of California, National Association

      To:   Deutsche Bank National Trust Company

Pursuant to 12 U.S.C. 21a, we are hereby requesting approval of the Office of the Comptroller of the Currency to amend the Articles of Association to reflect the name change and enclose two certified copies of the proposed amendment.

The Association, whose principal office is located at 300 South Grand Avenue, Los Angeles, CA 90071, was originally chartered in October 1985 under the name of BT Trust Company of California, National Association.

From its inception through June 4, 1999, the Association was an indirect wholly-owned subsidiary of Bankers Trust New York Corporation (now, Bankers Trust Corporation) ("Bankers Trust"). In June 1999, Bankers Trust, including its subsidiaries, was acquired by a subsidiary Deutsche Bank AG, a bank organized and existing under the laws of the Federal Republic of Germany. Deutsche Bank was recently listed on the New York Stock Exchange ("NYSE") and its activities are reported daily in the U.S. media. Since its acquisition of Bankers Trust and subsequent listing on the New York Stock Exchange, awareness of the Deutsche Bank brand has increased significantly. Management now deems

Mr. James A. Bundy
March 28, 2002
Page 2


it in the best interests of the firm at this time to consolidate all of the U.S.-based businesses under the global Deutsche Bank brand.

Thank you for your consideration in this matter.

Please direct any questions or problems regarding this application to the undersigned, as follows:

                  c/o Deutsche Bank
                  31 West 52nd Street - M/S NYC09-0810
                  New York, NY 10019
                  Phone:  (212) 469-8174
                  Fax:  (646) 324-9056

                                             Sincerely yours,

                                             BANKERS TRUST CORPORATION


                                             By:/s/ Sandra L. West
                                                    --------------
                                                     Sandra L. West
                                                     Assistant Secretary




enclosures

cc:      Joseph Marcy, OCC Lead Trust Examiner

         Foy B. Hester, Vice President and Controller
         Bankers Trust Company of California, N.A,

         David Abramson, Secretary and Counsel
         Bankers Trust Company of California, N.A.

Comptroller of the Currency
Administrator of National Banks

Washington, D.C.  20219


                       CERTIFICATE OF CORPORATE EXISTENCE


I, John D. Hawke, Jr. Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.


            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this August 6, 2004.

            /s/ John D. Hawke, Jr.
            Comptroller of the Currency

Comptroller of the Currency
Administrator of National Banks

Washington, D.C.  20219

                         Certificate of Fiduciary Powers

I, John D. Hawke, Jr., Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Deutsche Bank National Trust Company," Los Angeles, California, (Charter No. 18608), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and that the authority so granted remains in full force and effect on the date of this Certificate.

            IN TESTIMONY WHEREOF, I have hereunto subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department in the City of Washington and District of Columbia, this August 6, 2004.

                                            /s/ John D. Hawke, Jr.
                                            Comptroller of the Currency

                                   CERTIFICATE

I, Ronaldo Reyes, do hereby certify that:

      1. I am a duly elected Asst. V.P. of Deutsche Bank National Trust Company (formerly known as Bankers Trust Company of California, N.A.), a corporation duly organized and validly existing under the laws of the United States of America (the "Company");

      2. Attached hereto is a true, correct and complete copy of the By-laws of the Company as in effect on the date hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of DEUTSCHE BANK NATIONAL TRUST COMPANY this 24th day of November, 2004.

                                              /s/ Ronaldo Reyes
                                              Ronaldo Reyes
                                              Assistant Vice President

            BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION
                                     BY-LAWS
                                    ARTICLE I

Meetings of Shareholders

            Section 1.1. Annual Meeting. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the Main Office of the Association, 400 South Hope Street, Los Angeles, California or such other places as the Board of Directors may designate, at 11 a.m. on the third Wednesday of March of each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Association. If, for any cause, an election of directors is not made on the said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

            Section 1.2. Special Meetings. Except as otherwise specifically provided by statue, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any one or more shareholders owning, in the aggregate, not less than twenty five percent (25%) of the stock of the Association. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meeting, to each shareholder at his address appearing on the books of the Association a notice stating the purpose of the meeting.

            Section 1.3. Nominations for Director. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Association entitled to vote for the election of directors.

Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Bank and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b)the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Bank that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Bank owned by the notifying shareholder. Nominations not made in accordance herewith may, in his/her discretion, be disregarded by the Chairperson of the meeting, and upon his/her instructions, the vote tellers may disregard all votes cast for each such nominee.

            Section 1.4. Proxies. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of this Association shall act as proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

            Section 1.5 Quorum. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; and less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                                   ARTICLE II
                                    Directors

            Section 2.1. Board of Directors. The board of directors(hereinafter referred to as the "Board"), shall have power to manage and administer the business and affairs of the Association. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

            Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which; (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

            Section 2.3 Organization Meeting. The Secretary, upon receiving the certificate of the judges, of the result of any election, shall notify the directors-elect of their election and of the time at which they are required to meet at the Main Office of the Association for the purpose of organizing the new Board and electing and appointing officers of the Association for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and, in any event, within thirty days thereof. If, at any time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

            Section 2.4. Regular Meetings. Regular Meetings of the Board of Directors shall be held from time to time, at such time as may be designated from time to time by the Board of Directors and communicated to all directors. Such meetings shall be held in the Main Office of the Association, subject to the provisions of Section 2.6 below, and at least one such meeting shall be held during any two consecutive calendar months.

            Section 2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson or President of the Association, or at the request of two or more directors. Each member of the Board of Directors shall be given notice stating the time and place, by telegram, letter, or in person, of each such special meeting.

            Section 2.6 Quorum. A majority of the directors shall constitute a quorum at any meeting, except when otherwise provided by law; but a less number may adjourn any meeting, from time to time , and the meeting may be held, as adjourned, without further notice. Any one or more directors may participate in a meeting of the Board by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting. The vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board except as may be otherwise provided by statute or the By-Laws.

            Section 2.7. Vacancies. When any vacancy occurs among the directors, the remaining members of the Board, in accordance with the laws of the United States, may appoint a director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for the purpose.

                                   ARTICLE III
                             Committees of the Board

            Section 3.1. Examining Committee. There shall be an Examining Committee appointed annually by the Board which shall consist of two directors, who are not also officers of the Association, one of whom shall be designated by the Board as the Chairperson thereof. Such Committee shall conduct the annual directors' examination of the Association as required by the Comptroller of the Currency; shall review the reports of all examinations made of the Association by public authorities and report thereon to the Board; and shall report to the Board such other matters as it deems advisable with respect to the Association, its various departments and the conduct of its operations.

            In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Association, to make such studies of the Association's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Association and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Association, including its fiduciary department, are being audited by the Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the Auditor to make such investigation as it deems necessary or advisable with respect to the Association, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairperson.

            Section 3.2. Investment Committee. There shall be an investment committee composed of two directors, appointed by the board annually or more often. The investment committee shall have the power to insure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investment and to exercise, when the board is not In session, all other powers of the Board regarding investment securities that may be lawfully delegated. The investment committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the board with respect thereto shall be entered in the minutes of the Board.

            Section 3.3. Other Committees. The Board of Directors may appoint, from time to time, from its own members, other committees of one or more persons, for such purposes and with such powers as the Board may determine.

                                   ARTICLE IV
                             Officers and Employees

            Section 4.1. Chairperson of the Board. The Board of Directors shall appoint one of its members to be Chairperson of the Board to serve at the pleasure of the Board. Such person shall preside at all meetings of the Board of Directors. The Chairperson of the Board shall supervise the carrying out of the policies adopted or approved by the Board; shall have general executive powers, as well as the specific powers conferred by these By-Laws; shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

            Section 4.2. President. The Board of Directors shall appoint one of its members to be President of the Association. In the absence of the Chairperson, the President shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the Office of the President, or imposed by these By-Laws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred, or assigned by the Board of Directors.

            Section 4.3. Vice President. The Board of Directors shall appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned by the Board of Directors. One Vice President shall be designated by the Board of Directors, in the absence of the President, to perform all the duties of the President.

            Section 4.4. Secretary. The Board of Directors shall appoint a Secretary or other designated officer who shall be Secretary of the Board and of the Association, and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these By-Laws to be given; shall be custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary, or imposed by these By-Laws; and shall also perform such other duties as may be assigned from time to time, by the Board of Directors.

            Section 4.5. Other Officers. The Board of Directors may appoint one or more assistant vice presidents, one or more trust officers, one or more assistant trust officers, one or more assistant secretaries, one or more assistant treasurers, and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Association. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, the Chairperson of the Board, or the President.

            Section 4.6. Tenure of Office. The President and all other officers shall hold office for the current year for which the Board was elected, unless they shall resign, become disqualified, or be removed; and any vacancy occurring in the office of President shall be filled promptly by the Board of Directors.

                                    ARTICLE V
                                Trust Department

            Section 5.1. Trust Department. There shall be a department of the Association known as the trust department which shall perform the fiduciary responsibilities of the Association.

            Section 5.2. Trust Officer. There shall be a trust officer of this Association whose duties shall be to manage, supervise and direct all the activities of the trust department. Such person shall do or cause to be done all things necessary or proper in carrying on the business of the trust department according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the

Association in connection with fiduciary matters. The Board of Directors may appoint other officers of the trust department as it may deem necessary, with such duties as may be assigned.

            Section 5.3. Trust Investment Committee. There shall be a trust investment committee of this Association composed of two members, who shall be capable and experienced officers and directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the trust investment committee; and the committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the bank has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within 15 months of the last review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

            Section 5.4. Trust Audit Committee. The Board of Directors shall appoint a committee of two Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year within fifteen months of the last such audit make suitable audits of the Trust Department or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether the department has been administered in accordance with law, 12 Code of Federal Regulations, Section 9, and sound fiduciary principles.

            Section 5.5. Trust Department Files. There shall be maintained in the Trust Department files containing all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

            Section 5.6. Trust Investments. Funds held in a fiduciary capacity shall be invested in accordance with the instrument establishing the fiduciary relationship and appropriate local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the bank a discretion In the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under appropriate local law.

                                   ARTICLE VI
                           Stock and Stock Certificate

            Section 6.1. Transfers. Shares of stock shall be transferable on the books of the Association, and a transfer book shall be kept in which all transfers of stock shall be recorded. Every person becoming a shareholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

            Section 6.2. Stock Certificates. Certificates of stock shall bear the signature of the President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary, Assistant Secretary, Cashier, Assistant Cashier, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Association shall be engraved thereon. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association properly endorsed.

                                   ARTICLE VII
                                 Corporate Seal

            The President, the Cashier, the Secretary or any Assistant Cashier or Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form:

                                  (Impression)
                                     ( of )
                                    ( Seal )

                                  ARTICLE VIII
                            Miscellaneous Provisions

            Section 8.1. Fiscal Year. The Fiscal Year of the Association shall be the calendar year.

            Section 8.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in behalf of the Association by the Chairperson of the Board, or the President, or any Vice President, or the Secretary, or the Cashier, or, if in connection with exercise of fiduciary powers of the Association, by any of said officers or by any Trust Officer. Any such instruments may also be executed, acknowledged, verified, delivered or accepted in behalf of the Association in such other manner and by such other officers as the Board of

Directors may from time to time direct. The provisions of this Section 8.2. are supplementary to any other provision of these By-Laws.

            Section 8.3. Records. The Articles of Association, the By-Laws and the proceedings of all meetings of the shareholders, the Board of Directors, and standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary, or other officer appointed to act as Secretary of the meeting.

                                   ARTICLE IX
                                     By-Laws

            Section 9.1. Inspection. A copy of the By-Laws, with all amendments thereto, shall at all times be kept in a convenient place at the Main Office of the Association, and shall be open for inspection to all shareholders, during banking hours.

            Section 9.2. Amendments. The By-Laws may be amended, altered or repealed, at any regular meeting of the Board of Directors, by a vote of a majority of the total number of the Directors.

                               CONSENT OF TRUSTEE

      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by IndyMac Residential Asset-Backed Notes, Series 2004-LH1, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange commission upon request therefor.

December 15, 2004

               Deutsche Bank National Trust Co.
               By: /s/ Ronaldo Reyes
               Ronaldo Reyes
               Assistant Vice President

                           Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                           Federal Deposit Insurance Corporation
                           OMB Number: 3064-0052

                           Office of the Comptroller of the Currency
                           OMB Number: 1557-0081

                           Expires March 31, 2007


FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
--------------------------------------------------------------------------------
[FFIEC LOGO]     Report of Condition (Only)                           [1]

                                                       Please refer to page 1,
                                                       Table of Contents, for
                                                       the required disclosure
                                                       of estimated burden.

--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY--FFIEC 041
                                                       (20040930)
                                                       ----------
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2004     (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.


I, Foy B. Hester, Vice President & Controller
   ------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

   Foy B. Hester
   ------------------------------------------
   Signature of Officer Authorized to Sign Report

   10/27/04
   ------------------------------------------
   Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

   [ILLEGIBLE]
   ------------------------------------------
   Director (Trustee)

   [ILLEGIBLE]
   ------------------------------------------
   Director (Trustee)

   [ILLEGIBLE]
   ------------------------------------------
   Director (Trustee)

--------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 13890 Bishops Drive, Suite 110, Brookfield, WI 53005, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

______________________________________________________________________________

FDIC Certificate Number    2 6 7 3 2
                       ---------------
                         (RCRI 9050)

Deutsche Bank National Trust Company
------------------------------------
Legal Title of Bank (TEXT 9010)

Los Angeles
------------------------------------
City (TEXT 9130)

CA                       90071-3109
------------------------------------
State Abbrev. (TEXT 9200)   ZIP Code
                         (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 041
                                                                       Page 1

Consolidated Reports of Condition and Income for                             [2]
A Bank With Domestic Offices Only
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Signature Page                                                             Cover

CONTACT INFORMATION.................................................          ii

REPORT OF INCOME
Schedule RI - Income Statement......................................  RI-1, 2, 3
Schedule RI-A - Changes in Equity Capital...........................        RI-4
Schedule RI-B - Charge-offs and Recoveries on Loans and Leases and
  Changes in Allowance for Loan and Lease Losses....................  RI-4, 5, 6
Schedule RI-E - Explanations........................................     RI-6, 7



DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is 37.1 hours per respondent and is estimated to vary from 15 to 600 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

--------------------------------------------------------------------------------
Report of Condition Only
--------------------------------------------------------------------------------
REPORT OF CONDITION

Schedule RC - Balance Sheet..................................            RC-1, 2
Schedule RC-A - Cash and Balances Due From Depository
     Institutions (to be completed only by select banks).....               RC-3
Schedule RC-B - Securities...................................         RC-3, 4, 5
Schedule RC-C - Loans and Lease Financing Receivables:
     Part I. Loans and Leases................................            RC-6, 7
     Part II. Loans to Small Businesses and Small Farms
          (to be completed for the June report only; not
          included in the forms for the September and
          December reports)..................................          RC-7a, 7b
Schedule RC-D - Trading Assets and Liabilities (to be
     completed only be selected banks).......................               RC-8
Schedule RC-E - Deposit Liabilities..........................           RC-9, 10
Schedule RC-F - Other Assets.................................              RC-11
Schedule RC-G - Other Liabilities............................              RC-11
Schedule RC-K - Quarterly Averages...........................              RC-12
Schedule RC-L - Derivatives and Off-Balance Sheet Items......          RC-13, 14
Schedule RC-M - Memoranda....................................              RC-15
Schedule RC-N - Past Due and Nonaccrual Loans, Leases and
     Other Assets............................................          RC-16, 17
Schedule RC-O - Other Data for Deposit Insurance and FICO
     Assessments.............................................          RC-18, 19
Schedule RC-R - Regulatory Capital...........................  RC-20, 21, 22, 23
Schedule RC-S - Servicing, Securitization, and Assets Sales
     Activities..............................................      RC-24, 25, 26
Schedule RC-T - Fiduciary and Related Services...............      RC-27, 28, 29
Optional Narrative Statement Concerning the Amounts Reported
     in the Reports of Condition and Income..................              RC-30
Special Report (to be completed by all banks).




For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

September 2004 Call Report  Printed 10/28/2004 -                       FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732        Page RC-1

Consolidated Report of Condition for Insured Commercial                     [11]
and State-Chartered Savings Banks for September 30, 2004

All schedules are to be reported in thousands of dollars.
Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet

                                                                  Dollar Amounts in Thousands   RCON   Bil Mil Thou
                                                                  ---------------------------   ----   ------------
ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
   a. Noninterest-bearing balances and currency and coin(1)..................................   0081         1,786  1.a.
   b. Interest-bearing balances(2)...........................................................   0071        24,379  1.b.
2. Securities:
   a. Held-to-maturity securities (from Schedule RC-B, column A).............................   1754             0  2.a.
   b. Available-for-sale securities (from Schedule RC-B, column D)...........................   1773        82,219  2.b.
3. Federal funds sold and securities purchased under agreements to resell:
   a. Federal funds sold.....................................................................   B987             0  3.a.
   b. Securities purchased under agreements to resell(3).....................................   B989             0  3.b.
4. Loans and lease financing receivables (from Schedule RC-C):
   a. Loans and leases held for sale.........................................................   5369             0  4.a.
   b. Loans and leases, net of unearned income.............................   B528        0                         4.b.
   c. LESS: Allowance for loan and lease losses............................   3123        0                         4.c.
   d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)............   B529             0  4.d.
5. Trading assets (from Schedule RC-D).......................................................   3545             0  5.
6. Premises and fixed assets (including capitalized leases)..................................   2145         4,029  6.
7. Other real estate owned (from Schedule RC-M)..............................................   2150             0  7.
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)..   2130             0  8.
9. Customers' liability to this bank on acceptances outstanding..............................   2155             0  9.
10. Intangible assets:
   a. Goodwill...............................................................................   3163             0  10.a.
   b. Other intangible assets (from Schedule RC-M)...........................................   0426             0  10.b.
11. Other assets (from Schedule RC-F)........................................................   2160        12,572  11.
12. Total assets (sum of items 1 through 11).................................................   2170       124,985  12.

-------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements, regardless of maturity.

September 2004 Call Report  Printed 10/28/2004 -                      FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732       Page RC-2

Schedule RC - Continued                                                  12

                                                         Dollar Amounts in Thousands     RCON       Bil    Mil      Thou
LIABILITIES
13.  Deposits:
     a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E)       2200                          0 13a
         (1) Noninterest-bearing(1)....................................  6631       0                                    13a(1)
         (2) Interest-bearing..........................................  6636       0                                    13a(2)
     b.  Not applicable
14.  Federal funds purchased and securities sold under agreements to repurchase
     a.  Federal funds purchased(2)..................................................    B993                          0 14a
     b.  Securities sold under agreements to repurchase(3)...........................    B995                          0 14b
15.  Trading liabilities (from Schedule RC-D)........................................    3548                          0 15
16.  Other borrowed money (includes mortgage indebtedness and obligations under
     capitalized leases) (from Schedule RC-M)........................................    3190                          0 16
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding........................    2920                          0 18
19.  Subordinated notes and debentures(4)............................................    3200                          0 19
20.  Other liabilities (from Schedule RC-G)..........................................    2930                     13,489 20
21.  Total liabilities (sum of items 13 through 20)..................................    2948                     13,489 21
22.  Minority interest in consolidated subsidiaries..................................    3000                          0 22
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus...................................    3838                          0 23
24.  Common stock....................................................................    3230                     50,000 24
25.  Surplus (exclude all surplus related to preferred stock)........................    3839                     50,000 25
26.  a.  Retained earnings...........................................................    3632                     11,515 26a.
     b.  Accumulated other comprehensive income(5)...................................    B530                        (19)26b.
27.  Other equity capital components(6)..............................................    A130                          0 27
28.  Total equity capital (sum of items 23 through 27)...............................    3210                    111,496 28
29.  Total liabilities, minority interest, and equity capital (sum of items 21, 22
     and 28).........................................................................    3300                    124,985 29

Memorandum
TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.

                                                                                               RCON        Number
                                                                                               ----        ------
   1.  INDICATE IN THE BOX AT THE RIGHT THE NUMBER OF THE STATEMENT BELOW THAT BEST
       DESCRIBES THE MOST COMPREHENSIVE LEVEL OF AUDITING WORK PERFORMED FOR THE
       BANK BY INDEPENDENT EXTERNAL AUDITORS AS OF ANY DATE DURING 2003..........              6724           N/A M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Director's examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

-------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
(3)  Includes all securities repurchase agreements, regardless of maturity.
(4)  Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.

September 2004 Call Report  Printed 10/28/2004 -                       FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732        Page RC-3

-------------------------------------------------------------------       [13]
Schedule RC-A Cash and Balances Due From Depositary Institutions
-------------------------------------------------------------------

Schedule RC-A is to be completed only by banks with $300 million or more in total assets. Exclude assets held for trading.

                                                                      Dollar Amounts in Thousands    RCON    Bil    Mil    Thou
--------------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and coin:

   a. Cash items in process of collection and unposted debits.....................................  0020                   N/A 1a

   b. Currency and coin...........................................................................  0080                   N/A 1b

2. Balances due from depositary institutions in the U.S:

   a. U.S. branches and agencies of foreign banks.................................................  0083                   N/A 2a

   b. Other commercial banks in the U.S. and other depositary institutions in the U.S. ...........  0085                   N/A 2b

3. Balances due from banks in foreign countries and foreign central banks:

   a. Foreign branches of other U.S. banks........................................................  0073                   N/A 3a

   b. Other banks in foreign countries and foreign central banks..................................  0074                   N/A 3b

4. Balances due from Federal Reserve Banks........................................................  0090                   N/A 4

5. Total (sum of items 1 through 4)(must equal Schedule RC, sum of items 1.a and 1.b).............  0010                   N/A 5


------------------------------
Schedule RC-B - Securities
------------------------------

Exclude assets held for trading.

                                              Held-to-maturity                                 Available-for-sale
                                 --------------------------------------------    --------------------------------------------
                                      (Column A)              (Column B)              (Column C)               (Column D)
                                    Amortized Cost            Fair value            Amortized Cost             Fair value
Dollar Amounts in Thousands      RCON  Bil  Mil  Thou    RCON  Bil  Mil  Thou    RCON  Bil  Mil  Thou    RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury Securities....  0211              0     0213             0      1286            82,252  1287            82,219 1

2. U.S. Government agency
   obligations (exclude
   mortgage-backed securities):

   a. Issued by U.S. Government
      agencies(1)............... 1289              0     1290             0      1291                 0  1293                 0 2a

   b. Issued by U.S. Government-
      sponsored agencies(2)..... 1294              0     1295             0      1297                 0  1298                 0 2b

3. Securities issued by states
   and political subdivisions
   in the U.S. ................. 8496              0     8497              0     8498                 0  8499                 0 3

------------------

(1) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

SEPTEMBER 2004 CALL REPORT PRINTED 10/28/2004 - DEUTSCHE BANK NATIONAL TRUST COMPANY - CERTIFICATE NUMBER 26732

Schedule RC-B - Continued

                                             HELD-TO-MATURITY                                  AVAILABLE-FOR-SALE
                                   --------------------------------------------   ----------------------------------------
                                        (COLUMN A)              (COLUMN B)            (COLUMN C)              (COLUMN D)
                                      AMORTIZED COST            FAIR VALUE          AMORTIZED COST            FAIR VALUE
                                   ------------------    --------------------     ------------------    ------------------
DOLLAR AMOUNTS IN THOUSANDS        RCON  BIL MIL THOU    RCON  BIL  MIL  THOU     RCON  BIL MIL THOU    RCON  BIL MIL THOU
                                   ----  ------------    ----  --------------     ----  ------------    ----  ------------
4. Mortgage-backed securities
     (MBS)
   a. Pass-through securities:
      (1) Guaranteed by GNMA       1698            0     1699              0      1701            0     1702            0.4a.(1)
      (2) Issued by FNMA and
          FHLMC                    1703            0     1705              0      1706            0     1707            0.4a.(2)
      (3) Other pass-through
          securities               1709            0     1710              0      1711            0     1713            0.4a.(3)

   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped MBS):
     (1) issued or guaranteed
         by FNMA, FHLMC, or GNMA   1714            0     1715              0      1716            0     1717            0.4.b.(1)
     (2) Collateralized by MBS
         issued or guaranteed by
         FNMA, FHLMC, or GNMA      1718            0     1719              0      1731            0     1732            0.4.b.(2)
     (3) All other mortgage-
         backed securities         1733            0     1734              0      1735            0     1736            0.4.b.(3)
5. Asset-backed securities (ABS):
   a. Credit card receivables      B838            0     B839              0      B840            0     B841            0.5.a.
   b. Home equity lines            B842            0     B843              0      B844            0     B845            0.5.b.
   c. Automobile loans             B846            0     B847              0      B848            0     B849            0.5.c.
   d. Other consumer loans         B850            0     B851              0      B852            0     B853            0.5.d.
   e. Commercial and industrial
      loans                        D854            0     B855              0      B856            0     B857            0.5.e.
   f. Other                        D858            0     B859              0      B860            0     B861            0.5.f.
6. Other debt securities:
   a. Other domestic debt
      securities                   1737            0     1738              0      1739            0     1741            0.6.a.
   b. Foreign debt securities      1742            0     1743              0      1744            0     1746            0.6.b.
7. Investments in mutual funds
   and other equity securities
   with readily determinable fair
   values(1)                                                                      A510            0     A511            0.7
8. Total (sum of item 1 through
   7) (total of column A must equal
   Schedule RC, item 2.a)
   (total of column D must equal
   Schedule RC, item 2.b)          1754            0     1771              0      1772       82,252     1773       82,219 8.


(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock in Schedule RC-F, item 4.

September 2004 Call Report  Printed 10/28/2004 -                      FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732       Page RC-5

                                                                         15
Schedule RC-B - Continued

Memoranda

                                                                         Dollar Amounts in Thousands   RCON Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1. Pledged securities(1).............................................................................. 0416            599 M.1
                                                                                                       -------------------

2. Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):

   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:(3),(4)

   (1) Three months or less........................................................................... A549         54,447 M.2.a.(1)
                                                                                                       -------------------

   (2) Over three months through 12 months............................................................ A550         27,772 M.2.a.(2)
                                                                                                       -------------------

   (3) Over one year through three years.............................................................. A551              0 M.2.a.(3)
                                                                                                       -------------------

   (4) Over three years through five years............................................................ A552              0 M.2.a.(4)
                                                                                                       -------------------

   (5) Over five years through 15 years............................................................... A553              0 M.2.a.(5)
                                                                                                       -------------------

   (6) Over 15 years.................................................................................. A554              0 M.2.a.(6)
                                                                                                       -------------------

   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:(3),(5)

   (1) Three months or less........................................................................... A555              0 M.2.b.(1)
                                                                                                       -------------------

   (2) Over three months through 12 months............................................................ A556              0 M.2.b.(2)
                                                                                                       -------------------

   (3) Over one year through three years.............................................................. A557              0 M.2.b.(3)
                                                                                                       -------------------

   (4) Over three years through five years............................................................ A558              0 M.2.b.(4)
                                                                                                       -------------------

   (5) Over five years through 15 years............................................................... A559              0 M.2.b.(5)
                                                                                                       -------------------

   (6) Over 15 years.................................................................................. A560              0 M.2.b.(6)
                                                                                                       -------------------

   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:(6)

   (1) Three years or less............................................................................ A561              0 M.2.c.(1)
                                                                                                       -------------------

   (2) Over three years............................................................................... A562              0 M.2.c.(2)
                                                                                                       -------------------

   d. Debt securities with a REMAINING MATURITY of one year or less (included in
      Memorandum items 2.a through 2.c above.......................................................... A248         82,219 M.2.d.
                                                                                                       -------------------

3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading
   securities during the calendar year-to-date (report the amortized cost at date of sale or transfer) 1778              0 M.3.
                                                                                                       -------------------

4. Structured notes (included in the held-to-maturity and available-for-sale accounts in
   Schedule RC-B, items 2, 3, 5, and 6):

   a. Amortized cost.................................................................................. 8782              0 M.4.a.
                                                                                                       -------------------

   b. Fair value...................................................................................... 8783              0 M.4.b.
                                                                                                       -------------------

---------------

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5 and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

September 2004 Call Report    Printed 10/28/2004 - Deutsche Bank National Trust
                              Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                       Page RC-6
Schedule RC-C - Loans and Lease Financing Receivables                         16

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower cost or market value and (2) loans and leases held for investment, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                (Column A)              (Column B)
                                                                              To Be Completed         To Be Completed
                                                                               by Banks with           by All Banks
                                                                            $300 Million or More
                                                                             in Total Assets(1)
                                                                            --------------------------------------------
                                          Dollar Amounts in Thousands       RCON  Bil  Mil  Thou    RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. Construction, land development, and other land loans...........                               1415               0 1.a.
   b. Secured by farmland (including farm residential and
      other improvements)............................................                               1420               0 1.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines of credit..                               1797               0 1.c.(1)
      (2) Closed-end loans secured by 1-4 family residential
          properties:
          (a) Secured by first liens.................................                               5367               0 1.c.(2)(a)
          (b) Secured by junior liens................................                               5368               0 1.c.(2)(b)
   d. Secured by multifamily (5 or more) residential properties......                               1460               0 1.d.
   e. Secured by nonfarm nonresidential properties...................                               1480               0 1.e.
2. Loans to depository institutions and acceptances of other banks...                               1288               0 2.
   a. To commercial banks in the U.S.:
      (1) To U.S. branches and agencies of foreign banks.............       B532             N/A                         2.a.(1)
      (2) To other commercial banks in the U.S. .....................       B533             N/A                         2.a.(2)
   b. To other depositary institutions in the U.S. ..................       B534             N/A                         2.b.
   c. To banks in foreign countries:
      (1) To foreign branches of other U.S. banks....................       B536             N/A                         2.c.(1)
      (2) To other banks in foreign countries........................       B537             N/A                         2.c.(2)
3. Loans to finance agricultural production and other loans to
   farmers...........................................................                               1590               0 3.
4. Commercial and industrial loans...................................                               1766               0 4.
   a. To U.S. addressees (domicile)..................................       1763             N/A                         4.a.
   b. To non-U.S. addressees (domicile)..............................       1764             N/A                         4.b.
5. Not applicable
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans)(includes purchased paper):
   a. Credit cards...................................................                               B538               0 6.a.
   b. Other revolving credit plans...................................                               B539               0 6.b.
   c. Other consumer loans (includes single payment, installment,
      and all student loans).........................................                               2011               0 6.c.
7. Loans to foreign governments and official institutions (including
   foreign central banks)............................................                               2081               0 7.
8. Obligations (other than securities and leases) of states and
   political subdivisions in the U.S. ...............................                               2107               0 8.
9. Other loans.......................................................                               1563               0 9.
   a. Loans for purchasing or carrying securities (secured and
      unsecured).....................................................       1545             N/A                         9.a
   b. All other loans (exclude consumer loans).......................       1564             N/A                         9.b.
10. Lease financing receivables (net of unearned income).............                               2165               0 10.
   a. Of U.S. addressees (domicile)..................................       2182             N/A                         10.a.
   b. Of non-U.S. addressees (domicile)..............................       2183             N/A                         10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above..                               2123               0 11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11)(must equal Schedule RC, sum of items
    4.a and 4.b).....................................................                               2122               0 12.

--------------
(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2003, Report of Condition.

September 2004 Call Report    Printed 10/28/2004 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                       Page RC-7

Schedule RC-C - Continued                                                     17


Part I. Continued


Memoranda


                                            Dollar Amounts in Thousands              RCON         Bil        Mil        Thou
------------------------------------------------------------------------------------------------------------------------------------


1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for household, family, and
   other personal expenditures)..................................................    1616                                O M1.

2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):

   a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: (1),(2)

      (1) Three months or less...................................................    A564                                O M.2.a.(1)
      (2) Over three months through 12 months....................................    A565                                O M.2.a.(2)
      (3) Over one year through three years......................................    A566                                O M.2.a.(3)
      (4) Over three years through five years....................................    A567                                O M.2.a.(4)
      (5) Over five years through 15 years.......................................    A568                                O M.2.a.(5)
      (6) Over 15 years..........................................................    A569                                O M.2.a.(6)

   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: (1),(3)

      (1) Three months or less...................................................    A570                                O M.2.b.(1)
      (2) Over three months through 12 months....................................    A571                                O M.2.b.(2)
      (3) Over one year through three years......................................    A572                                O M.2.b.(3)
      (4) Over three years through five years....................................    A573                                O M.2.b.(4)
      (5) Over five years through 15 years.......................................    A574                                O M.2.b.(5)
      (6) Over 15 years..........................................................    A575                                O M.2.b.(6)

   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding
      those in nonaccrual status)................................................    A247                                O M.2.c.

3. Loans to finance commercial real estate, construction, and land development activities (non secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column B)......................................................    2746                                O M.3

4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a)
   column B......................................................................    5370                                O M.4

5. To be completed by banks with $300 million or more in total assets: (5)
   Loans secured by real estate to non-U.S. addressees (domicile) (included in
   Schedule RC-C, part I, items 1.a through 1.e, column B).......................    B837                                N/A M.5

   Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank
   Performance Report purposes

6. Outstanding credit card fees and finance charges included in Schedule RC-C,
   part I, item 6.a..............................................................    C391                                N/A M.6.


---------------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(4) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e, column B.

(5) The $300 million asset size test is generally based on the total assets reported on the June 30, 2003. Report of Condition.

September 2004 Call Report   Printed /10/28/2004 - Deutsche Bank National Trust
Company - Certificate Number 26732                                    FFIEC 041
                                                                      Page RC-7a
Schedule RC-C Continued                                                  [17A]

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES

1.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's
     "Loans secured by nonfarm nonresidential properties"
     reported in Schedule RC-C, part I, item 1.e, and all or
     substantially all of the dollar volume of your bank's
     "Commercial and industrial loans" reported in Schedule
     RC-C, part 1, item 4(1), have original amounts of
     $100,000 or less (if your bank has no loans outstanding in   RCON (Y/N)
     both of these two loan categories, place an "N" in the box   ----------
     to the right for NO, otherwise mark it "Y" for YES)........  6999   N/A 1.
                                                                  ----------

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

                                                                                 Number of Loans
2.   Report the total number of loans currently for each of the following
     Schedule RC-C, part I, loan categories:

     a. "Loans secured by nonfarm nonresidential properties" reported in
        Schedule RC-C, part 1, item 1.e. (Note: Item 1.e. divided by
        the number of loans should NOT exceed $100,000.).......................  5562     N/A 2.a.
                                                                                 ----    ----
     b. "Commercial and industrial loans" reported in Schedule RC-C, part I,
        item 4(1), divided by the number of loans should NOT exceed $100,000)..  5563     N/A 2.b.
                                                                                 ----    ----


                                                                                     (Column A)             (Column B)
                                                                                                              Amount
                                                                                                             Currently
                                               Dollar Amounts in Thousands         Number of Loans          Outstanding
-----------------------------------------------------------------------------   --------------------------------------------
                                                                                 RCON                RCON   Bil   Mil   Thou
                                                                                 ----                ----   ---   ---   ----
3.   Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e (sum of items 3.a through 3.c must be less than or equal to
     Schedule RC-C, part I, item 1.e):

                                                                                 ----          ----   ----              ----
     a. With original amounts of $100,000 or less..............................  5564           N/A   5565               N/A 3.a.
                                                                                 ----          ----   ----              ----
     b. With original amounts of more than $100,000 through $250,000...........  5566           N/A   5567               N/A 3.b.
                                                                                 ----          ----   ----              ----
     c. With original amounts or more than $250,000 through $1,000,000.........  5568           N/A   5569               N/A 3.c.
                                                                                 ----          ----   ----              ----
4.   Number and amount currently outstanding of "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4(1) (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4(1)):
                                                                                 ----         ----   ----               ----
     a. With original amounts of $100,000 or less.............................   5570          N/A   5571                N/A 4.a.
                                                                                 ----         ----   ----               ----
     b. With original amounts of more than $100,000 through $250,000..........   5572          N/A   5573                N/A 4.b.
                                                                                 ----         ----   ----               ----
     c. With original amounts of more than $250,000 through $1,000,000.......    5574          N/A   5575                N/A 4.c.
                                                                                 ----         ----   ----               ----

(1) Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC-C, part I, item 4.a, column A, "Commercial and industrial loans to U.S. addressees."

September 2004 Call Report  Printed 10/28/2004 - Deutsche Bank National Trust
Company - Certificate Number 26732                                     FFIEC 041
                                                                      Page RC-7b
                                                                             17b
SCHEDULE RC-C - Continued

Part II. Continued

AGRICULTURAL LOANS TO SMALL FARMS

5.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's
    "Loans to finance agricultural production and other loans to farmers"
    reported in Schedule RC-C, part I, item 3, have original amounts of
    $100,000 or less (if your bank has no loans outstanding in both of these
    two loan categories, place an "N" in the box to the right for NO, otherwise            ---------------
    mark it "Y" for YES) ...........................................................      | RCON  | (Y/N) |
                                                                                           ---------------
                                                                                          |  6860 |  N/A  | 5
                                                                                           ---------------

If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

                                                                    -----------------
6.  Report the total number of loans currently outstanding for     | NUMBER OF LOANS |
    each of the following Schedule RC-C, part I, loan categories:   -----------------
                                                                   |                 |
    a. "Loans secured by farmland (including farm residential and  |                 |
       other improvements)" reported in Schedule RC-C, part I,     |RCDN             |
       item 1.b, (Note: Item 1.b, divided by the number of loans   |-----------------|
       should NOT exceed $100,000.) .............................  | 5576 |      N/A | 6.a
                                                                   ------------------
    b. "Loans to finance agricultural production and other loans   |                 |
       to farmers" reported in Schedule RC-C, part I, item 3       |                 |
       (Note: Item 3 divided by the number of loans should NOT     |-----------------|
       exceed $100,000) .........................................  | 5577 |      N/A | 6.b
                                                                    -----------------

                                                                    ------------------------------------------
                                                                   |   (Column A)    |      (Column B)        |
                                                                   |                 |        Amount          |
                                                                   |                 |       Currently        |
                                      Dollar Amounts in Thousands  | Number of Loans |      Outstanding       |
--------------------------------------------------------------------------------------------------------------
7.  Number and amount currently outstanding of "Loans secured by   | RCON |          | RCON | Bil | Mil| Thou |
    farmland (including farm residential and other improvements)"  |------           | -----------------------|
    reported in Schedule RC-C, part I item 1.b (sum of items 7.a   |                 |                        |
    through 7.c must be less than or equal to Schedule RC-C, part  |                 |                        |
    I, item 1.b (sum of items 7.a through 7.c must be less than    |                 |                        |
    or equal to Schedule RC-C, part I, item 1.b):                  |                 |                        |
    a. With original amounts of $100,000 or less ...............   | 5578 |      N/A | 5579 |             N/A | 7.a.
    b. With original amounts of more than $100,000 through         | ----------------|------------------------|
       $250,000 ................................................   | 5580 |      N/A | 5581 |             N/A | 7.b.
    c. With original amounts of more than $250,000 through         | ----------------|------------------------|
       $500,000 ................................................   | 5582 |      N/A | 5583 |             N/A | 7.c.
                                                                   |------------------------------------------|
8.  Number and amount currently outstanding of "Loans to finance   |                 |                        |
    agricultural production and other loans to farmers" reported   |                 |                        |
    in Schedule RC-C, part I, item 3 (sum of items 8.a through     |                 |                        |
    8.C must be less than or equal to Schedule RC-C, part I,       |                 |                        |
    item 3):                                                       | ----------------|------------------------|
    a. With original amounts of $100,000 or less ...............   | 5584 |      N/A | 5585 |             N/A | 8.a.
    b. With original amounts of more than $100,000 through         | ----------------|------------------------|
       $250,000 ................................................   | 5586 |      N/A | 5587 |             N/A | 8.b.
    c. With original amounts of more than $250,000 through         | ----------------|------------------------|
       $500,000 ................................................   | 5588 |      N/A | 5589 |             N/A | 8.c.
                                                                   |------------------------------------------|

                                                                       FFIEC 041
                                                                       Page RC-8
September 2004 Call Report  Printed 10/28/2004 -
Deutsche Bank National Trust Company - Certificate Number 26732

Schedule RC-D - Trading Assets and Liabilities                                18

SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING CALENDAR YEAR.

                                                                                            -----------------------
                                                              Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
-------------------------------------------------------------------------------------------------------------------
ASSETS
1.  U.S. Treasury securities .............................................................  3531                N/A 1.
                                                                                            -----------------------
2.  U.S. Government agency obligations (exclude mortgage-backed securities)...............  3532                N/A 2.
                                                                                            -----------------------
3.  Securities issued by states and political subdivisions in the U.S. ...................  3533                N/A 3.
                                                                                            -----------------------
4.  Mortgage-backed securities (MBS):                                                       -----------------------
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA...............  3534                N/A 4.a.
                                                                                            -----------------------
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA        -----------------------
       (include CMOs, REMICs, and stripped MBS)...........................................  3535                N/A 4.b.
                                                                                            -----------------------
    c. All other mortgage-backed securities...............................................  3536                N/A 4.c.
                                                                                            -----------------------
5.  Other debt securities.................................................................  3537                N/A 5.
                                                                                            -----------------------
6. - 8. Not applicable
                                                                                            -----------------------
9.  Other trading assets..................................................................  3541                N/A 9.
                                                                                            -----------------------
10. Not applicable
                                                                                            -----------------------
11. Revaluation gains on derivative contracts.............................................  3543                N/A 11.
                                                                                            -----------------------
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5).....  3545                N/A 12.
                                                                                            -----------------------
                                                                                            -----------------------
                                                                                            RCON   Bil   Mil   Thou
                                                                                            -----------------------
LIABILITIES
13. Liability for short positions.........................................................  3546                N/A 13.
                                                                                            -----------------------
14. Revaluation losses on derivative contracts............................................  3547                N/A 14.
                                                                                            -----------------------
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15)..  3548                N/A 15.
                                                                                            -----------------------

September 2004 Call Report  Printed 10/28/2004 -                       FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732        Page RC-9

Schedule RC-E - Deposit Liabilities                                         [19]


                                                                 Transaction Accounts                Nontransaction
                                                       -----------------------------------------        Accounts
                                                           (Column A)            (Column B)            (Column C)
                                                        Total transaction        Memo: Total              Total
                                                       accounts (including     demand deposits       nontransaction
                                                          total demand          (included in            accounts
                                                            deposits)             column A)         (including MMDAs)
                                                       -------------------   -------------------   -------------------
                         Dollar Amounts in Thousands   RCON   Bil Mil Thou   RCON   Bil Mil Thou   RCON   Bil Mil Thou
                         ---------------------------   ----   ------------   ----   ------------   ----   ------------
Deposits of:
1. Individuals, partnerships, and corporations
   (include all certified and official checks)......   B549             0                          B550             0  1.
2. U.S. Government..................................   2202             0                          2520             0  2.
3. States and political subdivisions in the U.S. ...   2203             0                          2530             0  3.
4. Commercial banks and other depository
   institutions in the U.S. ........................   B551             0                          B552             0  4.
5. Banks in foreign countries.......................   2213             0                          2236             0  5.
6. Foreign governments and official institutions
   (including foreign central banks)................   2216             0                          2377             0  6.
7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC,
   item 13.a).......................................   2215             0    2210             0    2385             0  7.

Memoranda

                                                                     Dollar Amounts in Thousands   RCON   Bil Mil Thou
                                                                     ---------------------------   ----   ------------
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.......................   6835             0  M.1.a.
   b. Total brokered deposits...................................................................   2365             0  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000.........................................   2343             0  M.1.c.(1)
      (2) Issued EITHER in denominations of $100,000 OR in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less.............   2344             0  M.1.c.(2)
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
          maturity of one year or less (included in Memorandum item 1.c.(1) above)..............   A243             0  M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
          maturity of one year or less (included in Memorandum item 1.b above)..................   A244             0  M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)
      (to be completed for the December report only)............................................   5590           N/A  M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a though 2.c must equal item 7, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs).................................................   6810             0  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)...............................................   0352             0  M.2.a.(2)
   b. Total time deposits of less than $100,000.................................................   6648             0  M.2.b.
   c. Total time deposits of $100,000 or more...................................................   2604             0  M.2.c.

September 2004 Call Report  Printed 10/28/2004 -                      FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732       Page RC-10

Schedule RC-E - Continued                                                 20

Memoranda (continued)

                                                         Dollar Amounts in Thousands     RCON       Bil    Mil      Thou
                                                                                         ----       ---    ---    ------
3.  Maturity and repricing data for time deposits of less than $100,000:
    a.  Time deposits of less than $100,000 with a remaining maturity of next repricing date of:(1),(2)
        (1) Three months or less.....................................................    A579                          0 M.3.a.(1)
        (2) Over three months through 12 months......................................    A580                          0 M.3.a.(2)
        (3) Over one year through three years........................................    A581                          0 M.3.a.(3)
        (4) Over three years.........................................................    A582                          0 M.3.a.(4)
    b.  Time deposits of less than $100,000 with a REMAINING MATURITY of one year or
        less (included in Memorandum items 3.a.(1) and 3.a.(2) above)(3).............    A241                          0 M.3.b.
4.  Maturity and repricing data for time deposits of $100,000 or more:
    a.  Time deposits of $100,000 or more with a remaining maturity or next repricing date of:(1),(4)
        (1) Three months or less.....................................................    A584                          0 M.4.a.(1)
        (2) Over three months through 12 months......................................    A585                          0 M.4.a.(2)
        (3) Over one year through three years........................................    A586                          0 M.4.a.(3)
        (4) Over three years.........................................................    A587                          0 M.4.a.(4)
    b.  Time deposits of $100,000 or more with a REMAINING MATURITY of one year or
        less (included in Memorandum items 4.a.(1) and 4.a.(2) above)(3).............    A242                          0 M.4.b.

---------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

September 2004 Call Report  Printed 10/28/2004 -                  FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732   Page RC-11

                                                                      [21]

Schedule RC-F - Other Assets




                                    Dollar Amount in Thousands   RCON   Bil   Mil   Thou
_______________________________________________________________________________________________

1. Accrued interest receivable(1)                                 B556                  46 1
2. Net deferred tax assets(2)                                     2148               3,001 2
3. Interest-only strips receivable
   (not in form of a security)(3)
   on:
   a. Mortgage loans                                              A519                   0 3a
   b. Other financial assets                                      A520                   0 3b
4. Equity securities that DO NOT
   have readily determinable fair
   values(4)                                                      1752               3,000 4
5. All other assets (itemize and
   describe amounts greater than
   $25,000 that exceed 25% of this
   item)                                                          2168               6,525 5

   a. Prepaid expenses              2166                0                                  5a
   b. Cash surrender value of
      life insurance                C009                0                                  5b
   c. Repossessed personal
      property (including vehicles) 1578                0                                  5c
   d. Derivatives with a positive
      fair value held for purposes
      other than trading            C010                0                                  5d
   e. Retained interests in
      accrued interest receivable
      related to securitized
      credit cards                  C436                0                                  5e

   f. TEXT 3549
            Accounts Receivable     3549                0                                  5f

   g. TEXT 3550                     3550                0                                  5g

   h. TEXT 3551                     3551                0                                  5h

_____________________________________________________________________________________________

6. Total (sum of items 1 through 5) (must equal
   Schedule RC, item 11...........................................2160                12,572 6.


Schedule RC-G - Other Liabilities



                                    Dollar Amount in Thousands   RCON   Bil   Mil   Thou
_______________________________________________________________________________________________

1. a. Interest accrued and unpaid on deposits(5)                  3645                   0 1.a.
   b. Other expenses accrued and unpaid (includes
      accrued income taxes payable)                               3646              11,780 1.b.
2. Net deferred tax liabilities(2)                                3049                   0 2.
3. Allowance for credit losses on off-balance sheet
   credit exposures                                               B557                   0 3.
4. All other liabilities (itemize and describe
   amounts greater than $25,000 that exceed 25% of
   this item                                                      2938               1,709 4.
   a. Accounts payable               3066               0                                  4.a.
   b. Deferred compensation
      liabilities                    C011               0                                  4.b.
   c. Dividends declared but not
      yet payable                    2932               0                                  4.c.
   d. Derivatives with a negative
      fair value held for purposes
      other than trading             C012               0                                  4.d.
      TEXT 3552
   e.           Intercompany
                Accounts Payable     3552           1,596                                  4.e.

      TEXT 3553
   f.                                3553               0                                  4.f.
      TEXT 3554
   g.                                3554               0                                  4.g.
5. Total (sum of items 1 through 4)
   (must equal Schedule RC, item 20)                              2930              13,489 5.


--------

(1) Includes accrued interest receivable on loans, leases, debt securities and other interest bearing assets.

(2) See discussion of deferred income taxes in Glossary entry on "income taxes."

(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, Item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

(4) Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

(5) For savings banks, include "dividends" accrued and unpaid on deposits.

September 2004 Call Report    Printed 10/28/2004 - Deutsche Bank National Trust
                              Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                      Page RC-12
Schedule RC-K - Quarterly Averages(1)                                         22

                                                      Dollar Amount in Thousands          RCON  Bil   Mil   Thou
----------------------------------------------------------------------------------------------------------------
ASSETS
1. Interest-bearing balances due from depositary institutions...................          3381            23,869 1.
2. U.S. Treasury securities and U.S. Government agency obligations(2)(excluding
   mortgage-backed securities)..................................................          B558            82,203 2.
3. Mortgage-backed securities(2)................................................          B559                 0 3.
4. All other securities(2),(3)(includes securities issued by states and
   political subdivisions in the U.S.)..........................................          B560                 0 4.
5. Federal funds sold and securities purchased under agreements to resell.......          3365                 0 5.
6. Items 6.a. through 6.d.(2) are to be completed by all banks:
   Loans:
   (a) Total loans..............................................................          3360                 0 6.a.
   (b) Loans secured by real estate.............................................          3385                 0 6.b.
   (c) Commercial and industrial loans..........................................          3387                 0 6.c.
   (d) Loans to individuals for household, family, and other personal expenditures:
       (1) Credit cards.........................................................          B561                 0 6.d.(1)
       (2) Other (includes single payment, installment, all student loans, and
           revolving credit plans other than credit cards)......................          B562                 0 6.d.(2)
7. To be completed by banks with $100 million or more in total assets(4):
   Trading assets...............................................................          3401                 0 7.
8. Lease financing receivables (net of unearned income).........................          3484                 0 8.
9. Total assets(5)..............................................................          3368           126,388 9.
LIABILITIES
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and
    telephone and preauthorized transfer accounts)(exclude demand deposits).....          3485                 0 10.
11. Nontransaction accounts:
    a. Savings deposits (includes MMDAs)........................................          B563                 0 11.a.
    b. Time deposits of $100,000 or more........................................          A514                 0 11.b.
    c. Time deposits of less than $100,000......................................          A529                 0 11.c.
12. Federal funds purchased and securities sold under agreements to repurchase..          3353                 0 12.
13. To be completed by banks with $100 million or more in total assets:(4)
    Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases).........................................................          3355                 0 13.

Memorandum                                            Dollar Amount in Thousands          RCON  Bil   Mil   Thou
----------------------------------------------------------------------------------------------------------------
1. Memorandum item 1 is to be completed by:(4)
   o banks with $300 million or more in total assets, and
   o banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
   Loans to finance agricultural production and other loans to farmers..........          3386               N/A M.1.

---------------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2003, Report of Condition.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

                                                                      FFIEC 041
                                                                      Page RC-13
September 2004 Call Report  Printed 10/28/2004 -                          ----
Deutsche Bank National Trust Company - Certificate Number 26732            23
                                                                          ----
-------------------------------------------------------------
Schedule RC-L - Derivatives and Off-Balance Sheet Items
-------------------------------------------------------------

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                         Dollar Amounts in Thousands   RCON   Bil   Mil   Thou
-----------------------------------------------------------------------------------------------------------------------------------
1. Unused commitments:

   a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity
      lines..........................................................................................  3814                0 1.a.

   b. Credit card lines..............................................................................  3815                0 1.b.

   c. (1) Commitments to fund commercial real estate, construction, and
          land development loans secured by real estate..............................................  3816                0 1.c.(1)

      (2) Commitments to fund commercial real estate, construction, and
          land development loans NOT secured by real estate..........................................  6550                0 1.c.(2)

   d. Securities underwriting........................................................................  3817                0 1.d.

   e. Other unused commitments.......................................................................  3818                0 1.e.

2. Financial standby letters of credit...............................................................  3819                0 2.

   a. Amount of financial standby letters of credit conveyed to others               3820           0                        2.a.

3. Performance standby letters of credit.............................................................  3821                0 3.

   a. Amount of performance standby letters of credit conveyed to others             3822           0                        3.a.

4. Commercial and similar letters of credit..........................................................  3411                0 4.

5. To be completed by banks with $100 million or more in total assets:(1)
   Participations in acceptances (as described in the instructions) conveyed to others by the
   reporting bank....................................................................................  3428                0 5.

6. Securities lent (including customers' securities lent where the customer is indemnified against
   loss by the reporting bank).......................................................................  3433                0 6.

7. Credit derivatives:

   a. Notional amount of credit derivatives on which the reporting bank is the guarantor.............  A534                0 7.a.

      (1) Gross positive fair value..................................................................  C219                0 7.a.(1)

      (2) Gross negative fair value..................................................................  C220                0 7.a.(2)

   b. Notional amount of credit derivatives on which the reporting bank is the beneficiary...........  A535                0 7.b.

      (1) Gross positive fair value..................................................................  C221                0 7.b.(1)

      (2) Gross negative fair value..................................................................  C222                0 7.b.(2)

8. Spot foreign exchange contracts...................................................................  8765                0 8.

9. All other off-balance sheet liabilities (exclude derivatives)(itemize and describe each component
   of this item over 25% of Schedule RC, item 28, "Total equity capital")............................  3430                0 9.

   a. Securities borrowed                                                            3432           0                        9 a.

   b. Commitments to purchase when-issued securities                                 3434           0                        9 b.

   c. TEXT 3555                                                                      3555           0                        9 c.

   d. TEXT 3556                                                                      3556           0                        9 d.

   e. TEXT 3557                                                                      3557           0                        9 e.

10. All other off-balance sheet assets (exclude derivatives)(itemize and describe each component
    of this item over 25% of Schedule RC, item 28, "Total equity capital")...........................  5591                0 10.

   a. Commitments to sell when-issued securities                                     3435           0                        10 a.

   b. TEXT 5592                                                                      5592           0                        10 b.

   c. TEXT 5593                                                                      5593           0                        10 c.

   d. TEXT 5594                                                                      5594           0                        10 d.

   e. TEXT 5595                                                                      5595           0                        10 e.

------------------
(1) The $100 million asset size test is generally based on total assets reported in the June 30, 2003, Report of Condition.

September 2004 Call Report  Printed 10/28/2004 -                      FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732       Page RC-14
                                                                          24

Schedule RC-L - Continued

11. Year-to-date merchant credit card sales volume:

                                                                                  RCON   Tril   Bil   Mil   Thou
                                                                                  ------------------------------
    a. Sales for which the reporting bank is the acquiring bank.................  C223                         0 11.a

    b. Sales for which the reporting bank is the agent bank with risk...........  C224                         0 11.b

                                          (Column A)            (Column B)            (Column C)           (Column D)
                                         Interest Rate       Foreign Exchange     Equity Derivative       Commodity and
Dollar Amounts in Thousands                Contracts            Contracts              Contracts         Other Contracts
---------------------------          --------------------  --------------------  --------------------  --------------------
Derivatives Position Indicators      Tril  Bil  Mil  Thou  Tril  Bil  Mil  Thou  Tril  Bil  Mil  Thou  Tril  Bil  Mil  Thou
---------------------------------    --------------------------------------------------------------------------------------
12. Gross amounts (e.g., notional
    amounts) (for each column, sum
    of items 12.a. through 12.e
    must equal sum of items
    13 and 14):                            RCON 8693            RCON 8694              RCON 8695            RCON 8696
                                     --------------------------------------------------------------------------------------

    a. Futures contracts..........                      0                     0                     0                     0 12.a.
                                     --------------------------------------------------------------------------------------

                                           RCON 8697            RCON 8698              RCON 8699            RCON 8700
                                     --------------------------------------------------------------------------------------

    b. Forward contracts..........                      0                     0                     0                     0 12.b.
                                     --------------------------------------------------------------------------------------

    c. Exchange-traded option
       contracts..................         RCON 8701            RCON 8702              RCON 8703            RCON 8704
                                     --------------------------------------------------------------------------------------

       (1) Written options........                      0                     0                     0                     0 12.c.(1)
                                     --------------------------------------------------------------------------------------

                                           RCON 8705            RCON 8706              RCON 8707            RCON 8708
                                     --------------------------------------------------------------------------------------

       (2) Purchase options.......                      0                     0                     0                     0 12.c.(2)
                                     --------------------------------------------------------------------------------------

    d. Over-the-counter option
       contracts..................         RCON 8709            RCON 8710              RCON 8711            RCON 8712
                                     --------------------------------------------------------------------------------------

       (1) Written options........                      0                     0                      0                    0 12.d.(1)
                                     --------------------------------------------------------------------------------------

                                           RCON 8713            RCON 8714              RCON 8715            RCON 8716
                                     --------------------------------------------------------------------------------------

       (2) Purchased options......                      0                     0                      0                    0 12.d.(2)
                                     --------------------------------------------------------------------------------------

                                           RCON 3450            RCON 3826              RCON 8719            RCON 8720
                                     --------------------------------------------------------------------------------------

    e. Swaps......................                      0                     0                      0                    0 12.e.
                                     --------------------------------------------------------------------------------------

13. Total gross notional amount of         RCON A126            RCON A127              RCON 8723            RCON 8724
    derivative contracts held for    --------------------------------------------------------------------------------------
    trading.......................                      0                     0                      0                    0 13.
                                     --------------------------------------------------------------------------------------

14. Total gross notional amount of         RCON 8725            RCON 8726              RCON 8727            RCON 8728
    derivative contract held for     --------------------------------------------------------------------------------------
    purposes other than trading...                      0                     0                      0                    0 14.
                                     --------------------------------------------------------------------------------------

    a. Interest rate swaps where           RCON A589
       the bank has agreed to pay    --------------------
       a fixed rate...............                      0                                                                   14.a
                                     --------------------

15. To be completed by all banks:

    Gross fair values:

    a. Contracts held for trading:         RCON 8733            RCON 8734              RCON 8735            RCON 8736
                                     --------------------------------------------------------------------------------------

      (1) Gross positive fair value                     0                     0                      0                    0 15.a.(1)
                                     --------------------------------------------------------------------------------------

                                           RCON 8737            RCON 8738              RCON 8739            RCON 8740
                                     --------------------------------------------------------------------------------------

      (2) Gross negative fair value                     0                     0                      0                    0 15.a.(2)
                                     --------------------------------------------------------------------------------------

    b. Contracts held for purposes
       other than trading:                 RCON 8741            RCON 8742              RCON 8743            RCON 8744
                                     --------------------------------------------------------------------------------------

       (1) Gross positive fair
           value..................                      0                     0                      0                    0 15.b.(1)
                                     --------------------------------------------------------------------------------------

                                           RCON 8745            RCON 8746              RCON 8747            RCON 8748
                                     --------------------------------------------------------------------------------------

       (2) Gross negative fair
           value..................                      0                     0                      0                    0 15.b.(2)
                                     --------------------------------------------------------------------------------------

Schedule 2004 Call Report  Printed 10/28/2004 - Deutsche Bank National Trust
Company - Certificate Number 26732                                     FFIEC 041
                                                                      Page RC-15
SCHEDULE RC-M - MEMORANDA                                                     25


                                                           Dollar Amounts in Thousands     RCON   Bil    Mil    Thou

1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a.  Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related
       interests ........................................................................   6164                     0  1.a.


   b.  Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related
       interests) equals or exceeds the lesser of $500,000 or 5 percent            Number
       of total capital as defined for this purpose in agency                      ------
       regulations ......................................................... 6165       0                               1.b.

2. Intangible assets other than goodwill:
   a. Mortgage servicing assets .........................................................  3164                      0  2.a.
      (1) Estimated fair value of mortgage servicing assets ..........  A590            0                               2.a.(1)
   b. Purchased credit card relationships and nonmortgage servicing assets ..............  B026                      0  2.b.
   c. All other identifiable intangible assets ..........................................  5507                      0  2.c.
   d. Total (sum of items 2.a, 2.b, and 2.c)(must equal Schedule RC, item 10.b) .........  0426                      0  2.d.

3. Other real estate owned:
   a. Direct and indirect investments in real estate ventures ...........................  5372                      0  3.a.
   b. All other real estate owned:
      (1) Construction, land development, and other land ................................  5508                      0  3.b.(1)
      (2) Farmland ......................................................................  5509                      0  3.b.(2)
      (3) 1-4 family residential properties .............................................  5510                      0  3.b.(3)
      (4) Multifamily (5 or more) residential properties ................................  5511                      0  3.b.(4)
      (5) Nonfarm nonresidential properties .............................................  5512                      0  3.b.(5)
   c. Total (sum of items 3.a and 3.b)(must equal Schedule RC, item 7) ..................  2150                      0  3.c.

4. Investments in unconsolidated subsidiaries and associated companies:
   a. Direct and indirect investments in real estate ventures ...........................  5374                      0  4.a.
   b. All other investments in unconsolidated subsidiaries and associated companies .....  5375                      0  4.b.
   c. Total (sum of items 3.a and 3.b)(must equal Schedule RC, item 8) ..................  2130                      0  4.c.

5. Other borrowed money:
   a. Federal Home Loan Bank advances:
      (1) With a remaining maturity of one year or less(1) ..............................  2651                      0  5.a.(1)
      (2) With a remaining maturity of more than one year through three years ...........  B565                      0  5.a.(2)
      (3) With a remaining maturity of more than three years ............................  B566                      0  5.a.(3)
   b. Other borrowings:
      (1) With a remaining maturity of one year or less .................................  B571                      0  5.b.(1)
      (2) With a remaining maturity of more than one year through three years ...........  B567                      0  5.b.(2)
      (3) With a remaining maturity of more than three years ............................  B568                      0  5.b.(3)
   c. Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC, item 16) ......  3190                      0  5.c.

6. Does the reporting bank sell private label or third party mutual funds and annuities?                  RCON   (Y/N)
   Enter "Y" for YES or "N" for NO ..............................................................         B569     N    6.

7. Assets under the reporting bank's management in proprietary mutual funds and           RCON        Bil  Mil   Thou
   annuities ............................................................................ B570                      0   7.

8. Primary Internet Web site address of the bank (home page), if any (Example:
   www.examplebank.com)(TEXT 4087) http://www.deutsche-bank.com                                                         8.
                                   ----------------------------

9. Do any of the bank's Internet Web sites have transactional capability, i.e,
   allow the bank's customers to execute transactions on their accounts through                           RCON   (Y/N)
   the Web site? ................................................................................         4088     N    9.
-------
(1) Includes overnight Federal Home Loan Bank advances.

September 2004 Call Report     Printed 10/28/2004                    FFIEC 041
- Deutsche Bank National Trust Company - Certificate Number 26732    Page RC-16


-------------------------------------------------
Schedule RC-N - Past Due and Nonaccrual Loans,                          [26]
Leases, and Other Assets
-------------------------------------------------

                                         -------------------- -------------------- --------------------
                                            (Column A)           (Column B)        (Column C)
                                             Past Due           Past due 90        Nonaccrual
                                          30 through 89        days or more
                                          days and still         and still
                                             accruing            accruing
                                         -------------------- -------------------- --------------------
            Dollar Amounts in Thousands: RCON  Bil  Mil  Thou RCON  Bil  Mil  Thou RCON  Bil  Mil  Thou
---------------------------------------- -------------------- -------------------- --------------------
1. Loans secured by real estate:
   a. Construction, land development,    -------------------- -------------------- --------------------
      and other land loans               2759               0 2769               0 3492               0 1.a
                                         -------------------- -------------------- --------------------
   b. Secured by farmland                3493               0 3494               0 3495               0 1.b
                                         -------------------- -------------------- --------------------
   c. Secured by 1-4 family residential
      properties:
      (1) Revolving, open-end loans
          secured by 1-4 family
          residential properties and
          extended under lines of
          credit                         5398               0 5399               0 5400               0 1.c(1)
                                         -------------------- -------------------- --------------------
      (2) Closed-end loans secured by
          1-4 family residential
          properties:
          (a) Secured by first liens     C236               0 C237               0 C229               0 1.c(2)(a)
                                         -------------------- -------------------- --------------------
          (b) Secured by junior liens    C238               0 C239               0 C230               0 1.c(2)(b)
                                         -------------------- -------------------- --------------------
    d. Secured by multifamily (5 or
       more) residential properties      3499               0 3500               0 3501               0 1.d
                                         -------------------- -------------------- --------------------
    e. Secured by nonfarm
       nonresidential properties         3502               0 3503               0 3504               0 1.e
                                         -------------------- -------------------- --------------------
2.  Loans to depository institutions
    and acceptances of other banks       B834               0 B835               0 B836               0 2.
                                         -------------------- -------------------- --------------------
3.  Not applicable
                                         -------------------- -------------------- --------------------
4.  Commercial and industrial loans      1606               0 1607               0 1608               0 4.
                                         -------------------- -------------------- --------------------
5.  Loans to individuals for
    household, family, and other
    personal expenditures:
                                         -------------------- -------------------- --------------------
    a. Credit cards                      B575               0 B576               0 B577               0 5.a
                                         -------------------- -------------------- --------------------
    b. Other (includes single payment,
       installment, all student loans,
       and revolving credit plans other
       than credit cards)                B578               0 B579               0 B580               0 5.b
                                         -------------------- -------------------- --------------------
6.  Loans to foreign governments and
    official institutions                5389               0 5390               0 5391               0 6.
                                         -------------------- -------------------- --------------------
7.  All other loans (1)                  5459               0 5460               0 5461               0 7.
                                         -------------------- -------------------- --------------------
8.  Lease financing receivables          1226               0 1227               0 1228               0 8.
                                         -------------------- -------------------- --------------------
9.  Debt securities and other assets
    (exclude other real estate owned
    and other repossessed assets)        3505               0 3506               0 3507               0 9.
                                         -------------------- -------------------- --------------------


=========================================================================================================

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                         -------------------- -------------------- --------------------
                                         RCON  Bil  Mil  Thou RCON  Bil  Mil  Thou RCON  Bil  Mil  Thou
                                         -------------------- -------------------- --------------------
10.  Loans and leases reported in items
     1 through 8 above which are wholly
     or partially guaranteed by the      -------------------- -------------------- --------------------
     U.S. Government                     5612               0 5613               0 5614               0 10.
                                         -------------------- -------------------- --------------------
     a. Guaranteed portion of loans and  -------------------- -------------------- --------------------
        leases included in item 10 above 5615               0 5616               0 5617               0 10.a.
                                         -------------------- -------------------- --------------------


_____________
(1) Includes past due and nonaccrual "Loans to finance agricultural production and other loans to farmers." "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

September 2004 Call Report  Printed 10/28/2004 -                       FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732       Page RC-17

Schedule RC-N - Continued                                                   [27]

                                                           (Column A)            (Column B)            (Column C)
                                                            Past Due             Past due 90           Nonaccrual
                                                          30 through 89         days or more
                                                         days and still           and still
Memoranda                                                   accruing              accruing
                                                       -------------------   -------------------   -------------------
                         Dollar Amounts in Thousands   RCON   Bil Mil Thou   RCON   Bil Mil Thou   RCON   Bil Mil Thou
                         ---------------------------   ----   ------------   ----   ------------   ----   ------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above
   (and not reported in Schedule RC-C, Part I,
   Memorandum item 1)...............................   1658             0    1659             0    1661             0 M.1.
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate (included in
   Schedule RC-N, items 4 and 7, above..............   6558             0    6559             0    6560             0 M.2.
3. Memorandum items 3.a. through 3.d are to be
   completed by banks with $300 million or more
   in total assets:(1)
   a. Loans secured by real estate to non-U.S.
      addressees (domicile) (included in
      Schedule RC-N, item 1, above).................   1248           N/A    1249           N/A    1250           N/A M.3.a.
   b. Loans to and acceptances of foreign banks
      (included in Schedule RC-N, item 2, above)....   5380           N/A    5381           N/A    5382           N/A M.3.b.
   c. Commercial and industrial loans to non-U.S.
      addressees (domicile) (included in
      Schedule RC-N, item 4, above).................   1254           N/A    1255           N/A    1256           N/A M.3.c.
   d. Lease financing receivables of non-U.S.
      addressees (domicile) (included in
      Schedule RC-N, item 8, above).................   1271           N/A    1272           N/A    1791           N/A M.3.d.
4. Memorandum item 4 is to be completed by:(1)
   - banks with $300 million or more in total assets
   - banks with less than $300 million in total
     assets that have loans to finance agricultural
     production and other loans to farmers
     (Schedule RC-C, part I, item 3) exceeding
     five percent of total loans:
   Loans to finance agricultural production
   and other loans to farmers (included in
   Schedule RC-N, item 7, above)....................   1594           N/A    1597           N/A    1583           N/A M.4.
5. Loans and leases held for sale (included in
   Schedule RC-N, items 1 through 8 above)..........   C240             0    C241             0    C226             0 M.5.
                                                           (Column A)            (Column B)
                                                           Past Due 30           Past due 90
6. Memorandum item 6 is to be completed by banks         through 89 days        days or more
   with $300 million or more in total assets:(1)       -------------------   -------------------
   Interest rate, foreign exchange rate, and other     RCON   Bil Mil Thou   RCON   Bil Mil Thou
   commodity and equity contracts:                     ----   ------------   ----   ------------
   Fair value of amounts carried as assets..........   3529           N/A    3530           N/A  M.6.

-----------

(1) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2003, Report of Condition.

September 2004 Call Report   Printed 10/28/2004 - Deutsche Bank National Trust
Company - Certificate Number 26732                                    FFIEC 041
                                                                      Page RC-18

                                                                          [28]
Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments


                                                                   Dollar Amounts in Thousands         RCON   Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits........................................................    0030                01.a.
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits.....................................    0031                01.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1)........................    0032                01.b.(2)
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits.......................................................    3510                02.a.
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits....................................    3512                02.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1).......................    3514                02.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
    deposits)......................................................................................    3520                03
 4. Deposits of consolidated subsidiaries (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries................................................    2211                04.a.
    b. Time and savings deposits(1) of consolidated subsidiaries...................................    2351                04.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries........................    5514                04.c.
 5. Not applicable
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, item 7, column B)...........    2314                06.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E,
       item 7, column A or C, but not column B)....................................................    2315                06.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1),(2)
    a. Unamortized premiums........................................................................    5516                07.a.
    b. Unamortized discounts.......................................................................    5517                07.b.
 8. To be completed by banks with "Oakar deposits."
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
       (1) Total deposits purchased or acquired from other FDIC-insured institutions during
           the quarter.............................................................................    A531              N/A 8.a.(1)
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF
           members report deposits attributable to BIF)............................................    A532              N/A 8.a.(2)
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter....    A533              N/A 8.b.
 9. Deposits in lifeline accounts..................................................................    5596
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits)..    8432                 010

-----
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

September 2004 Call Report    Printed 10/28/2004 - Deutsche Bank National Trust
                              Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                      Page RC-19
Schedule RC-O - Continued                                                     29

                                                      Dollar Amounts in Thousands         RCON  Bil   Mil   Thou
----------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions that were reported on a gross basis in
       Schedule RC-E had been reported on a net basis...........................          8785                 0 11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in
       Schedule RC-E had been reported on a gross basis.........................          A181                 0 11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions in Schedule RC-E.............................          A182                 0 11.c.
12. Amount of assets netted against deposit liabilities on the balance sheet
    (Schedule RC) in accordance with generally accepted accounting principles
    (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits..........................          A527                 0 12.a.
    b. Amount of assets netted against time and savings deposits................          A528                 0 12.b.

Memoranda (to be completed each quarter except as noted)

                                                      Dollar Amounts in Thousands         RCON  Bil   Mil   Thou
----------------------------------------------------------------------------------------------------------------
1. Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
   a. Deposit accounts of $100,000 or less:(1)
      (1) Amount of deposit accounts of $100,000 or less........................          2702                 0 M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be       Number
          completed for the June report only).....................3779       N/A                                 M.1.a.(2)
   b. Deposit accounts of more than $100,000:(1)
      (1) Amount of deposit accounts of more than $100,000......................          2710                 0 M.1.b.(1)
                                                                      Number
      (2) Number of deposit accounts of more than $100,000........2722       N/A                                 M.1.b.(2)
   Memorandum item 2 is to be completed by all banks.
2. Estimated amount of uninsured deposits (see instructions)....................          5597                 0 M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call
   Report or Thrift Financial Report? If so, report the legal title and FDIC
   Certificate Number of the parent bank or parent savings association:
                                                                                          RCON     FDIC Cert No.
------------                                                                              ----------------------
   TEXT A545                                                                              A545                   M.3.

------------
(1) The dollar amount used as the basis for reporting in Memoranda items 1.a. and 1.b. reflect the deposit insurance limits in effect on the report date.

September 2004 Call Report  Printed 10/28/2004 - Deutsche Bank National Trust
Company - Certificate Number 26732                                    FFIEC 041
                                                                     Page RC-20

Schedule RC-R - Regulatory Capital                                          [30]


                                                                Dollar Amounts in Thousands         RCON   Bil   Mil   Thou
---------------------------------------------------------------------------------------------------------------------------
TIER 1 CAPITAL
 1. Total equity capital (from Schedule RC, item 28)............................................    3210              111,496 1
 2. LESS: Net unrealized gains (losses) on available-for-sale securities(1) (if a gain, report
    as a positive value; if a loss, report as a negative value).................................    8434                 (19) 2
 3. LESS: Net unrealized loss on available-for-sale EQUITY securities(1)
    (report loss as a POSITIVE value)...........................................................    A221                    0 3
 4. LESS: Accumulated net gains (losses) on cash flow hedges(1) (if a gain, report as a
    positive value; if a loss, report as a negative value)......................................    4336                    0 4
 5. LESS: Nonqualifying perpetual preferred stock...............................................    B588                    0 5
 6. Qualifying minority interests in consolidated subsidiaries..................................    B589                    0 6
 7. LESS: Disallowed goodwill and other disallowed intangible assets............................    B590                    0 7
 8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)...............................    C227              111,515 8
 9. a. LESS: Disallowed servicing assets and purchased credit card relationships................    B591                    0 9.a
    b. LESS: Disallowed deferred tax assets.....................................................    5610                    0 9.b
10. Other additions to (deductions from) Tier 1 capital.........................................    B592                    0 10
11. Tier 1 capital (sum of items 8 and 10 less items 9.a and 9.b)...............................    8274              111,515 11
                                                                                                    -------------------------
TIER 2 CAPITAL
12. Qualifying subordinated debt and redeemable preferred stock.................................    5306                    0 12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital...........................    B593                    0 13.
14. Allowance for loan and lease losses includible in Tier 2 capital............................    5310                    0 14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital.......    2221                    0 15.
16. Other Tier 2 capital components.............................................................    B594                    0 16.
17. Tier 2 capital (sum of items 12 through 16).................................................    5311                    0 17.
18. Allowable Tier 2 capital (lesser of item 11 or 17)..........................................    8275                    0 18.
                                                                                                    -------------------------
19. Tier 3 capital allocated for market risk....................................................    1395                    0 19.
20. LESS: Deductions for total risk-based capital...............................................    B595                    0 20.
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)........................    3792              111,515 21.
                                                                                                    -------------------------
TOTAL ASSETS FOR LEVERAGE RATIO
22. Average total assets (from Schedule RC-K, item 9)...........................................    3368              126,388 22.
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)........    B590                    0 23.
24. LESS: Disallowed servicing assets and purchased credit card relationships
    (from item 9.a. above)......................................................................    B591                    0 24.
25. LESS: Disallowed deferred tax assets (from item 9.b. above).................................    5610                    0 25.
26. LESS: Other deductions from assets for leverage capital purposes............................    B596                    0 26.
27. Average total assets for leverage capital purposes (item 22 less items 23 through 26).......    A224              126,388 27.
                                                                                                    -------------------------
ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
28. a. Adjustments to Tier 1 capital reported in item 11........................................    C228                    0 28.a.
    b. Adjustment to total risk-based capital reported in item 21...............................    B503                    0 28.b.
29. Adjustment to risk-weighted assets reported in item 62......................................    B504                    0 29.
30. Adjustment to average total assets reported in item 27......................................    B505                    0 30.
                                                                                                    -------------------------


CAPITAL RATIOS
(Column B is to be completed by all banks.                                      (Column A)                (Column B)
Column A is to be completed by banks with financial subsidiaries.)          RCON    Percentage     RCON         Percentage
------------------------------------------------------------------------------------------------------------------------------------
31. Tier 1 leverage ratio(2)............................................    7273               N/A 7204                   88.23 31.
32. Tier 1 risk-based capital ratio(3)..................................    7274               N/A 7206                  632.24 32.
33. Total risk-based capital ratio(4)...................................    7275               N/A 7205                  632.24 33.
                                                                            --------------------------------------------------------


-----
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).
(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).

September 2004 Call Report   Printed 10/28/2004 -                     FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732       Page RC-21
                                                                          31
                                                                          --
SCHEDULE RC-R - Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).


                                         (Column A)     (Column B)     (Column C)     (Column D)     (Column E)     (Column F)
                                                                       ---------------------------------------------------------
                                                                                  Allocation by Risk Weight Category
                                           Totals        Items Not     ---------------------------------------------------------
                                           (from        Subject to
Dollar Amounts in Thousands              Schedule RC)   Risk-Weighting     0%             20%            50%            100%
--------------------------------------------------------------------------------------------------------------------------------
Balance Sheet Asset Categories           Bil Mil Thou   Bil Mil Thou   Bil Mil Thou   Bil Mil Thou   Bil Mil Thou   Bil Mil Thou
                                         ---------------------------------------------------------------------------------------

34. Cash and balances due from           ------------                  ------------   ------------                  ------------
    depository institutions (Column A    RCON 0010                     RCON B600      RCON B601                     RCON B602
    equals the sum of Schedule RC items  ------------                  ------------   ------------                  ------------
    1.a and 1.b)                               26,165                             1         26,164                             0 34
                                         ---------------------------------------------------------------------------------------
                                         RCON 1754      RCON B603      RCON B604      RCON B605      RCON B606      RCON B607
                                         ---------------------------------------------------------------------------------------

35. Held-to-maturity securities                     0              0              0              0              0              0 35
                                         ---------------------------------------------------------------------------------------
                                         RCON 1773      RCON B608      RCON B609      RCON B610      RCON B611      RCON B612
                                         ---------------------------------------------------------------------------------------

36. Available-for-sale-securities              82,219           (33)         82,252              0              0              0 36
                                         ---------------------------------------------------------------------------------------

37. Federal funds sold and securities    RCON C225                     RCON C063      RCON CO64                     RCON B520
    purchased under agreements to        ---------------------------------------------------------------------------------------
    resell                                          0                             0              0                             0 37
                                         ---------------------------------------------------------------------------------------
                                         RCON 5369      RCON B617      RCON B618      RCON B619      RCON B620      RCON B621
                                         ---------------------------------------------------------------------------------------

38. Loans and leases held for sale                  0              0              0              0              0              0 38
                                         ---------------------------------------------------------------------------------------
                                         RCON B528      RCON B622      RCON B623      RCON B624      RCON B625      RCON B625
                                         ---------------------------------------------------------------------------------------

39. Loans and leases, net of unearned               0              0              0              0              0              0 39
    income                               ---------------------------------------------------------------------------------------
                                         RCON 3123      RCON 3123
                                         ---------------------------------------------------------------------------------------

40. LESS: Allowance for loan and lease              0              0                                                             40
    losses                               ---------------------------------------------------------------------------------------
                                         RCON 3545      RCON B627      RCON B628      RCON B629      RCON B630      RCON B631
                                         ---------------------------------------------------------------------------------------

41. Trading Assets                                  0              0              0              0              0              0 41
                                         ---------------------------------------------------------------------------------------
                                         RCON B639      RCON B640      RCON B641      RCON B642      RCON B643      RCON 5339
                                         ---------------------------------------------------------------------------------------

42. All other assets(1)                        16,601              0              0           1,439             0              0 42
                                         ---------------------------------------------------------------------------------------
                                         RCON 2170      RCON B644      RCON 5320      RCON 5327      RCON 5334      RCON 5340
                                         ---------------------------------------------------------------------------------------

43. Total assets (sum of items 34             124,985            (33)         85,298         27,603              0         12,117 43
    through 42)                          ---------------------------------------------------------------------------------------

------
(1) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.


September 2004 Call Report  Printed 10/28/2004 -                      FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732       Page RC-22

Schedule RC-R - Continued                                                [32]

                                                                           (Column C)   (Column D)    (Column E)      (Column F)
                                 (Column A)                 (Column B)   ---------------------------------------------------------
                                 Face Value     Credit        Credit                 Allocation by Risk Weight Category
                                 or Notional  Conversion    Equivalent   ---------------------------------------------------------
                                   Amount       Factor       Amount(1)         0%           20%           50%             100%
                                ------------  ----------   ------------  ---------------------------------------------------------
Dollar Amounts in Thousands     Bil Mil Thou               Bil Mil Thou  Bil Mil Thou   Bil Mil Thou   Bil Mil Thou   Bil Mil Thou
-----------------------------   ------------  ----------   ------------  ---------------------------------------------------------
Derivatives and Off-Balance
  Sheet Items                    RCON B546                  RCON B547     RCON B548      RCON B581      RCON B582      RCON B583

44.  Financial standby
     letters of credit.......            0     12.50(2)             0             0              0              0              0 44.
45.  Performance standby         RCON 3821                  RCON B650     RCON B651      RCON B652      RCON B653      RCON B654
     letters of credit.......            0      0.50                0             0              0              0              0 45.
46.  Commercial and similar      RCON 3411                  RCON B655     RCON B656      RCON B657      RCON B658      RCON B659
     letters of credit.......            0      0.20                0             0              0              0              0 46.
47.  Risk participations in
     bankers acceptances
     acquired by the             RCON 3429                  RCON B660     RCON B661      RCON B662                     RCON B663
     reporting institution...            0      1.00                0             0              0                             0 47.
                                 RCON 3433                  RCON B664     RCON B665      RCON B666      RCON B667      RCON B668
48.  Securities lent.........            0      1.00                0             0              0              0              0 48.
49.  Retained recourse on
     small business
     obligations sold with       RCON A250                  RCON B669     RCON B670      RCON B671      RCON B672      RCON B673
     recourse................            0      1.00                0             0              0              0              0 49.
50.  Recourse and direct
     credit substitutes
     (other than financial
     standby letters of
     credit) subject to the
     low-level exposure rule
     and residual interests
     subject to a dollar-for-
     dollar capital              RCON B541                  RCON B542                                                  RCON B543
     requirement.............            0     12.50(3)             0                                                          0 50.

51.  All other financial
     assets sold with            RCON B675                  RCON B676     RCON B677      RCON B678      RCON B679      RCON B680
     recourse................            0      1.00                0             0              0              0              0 51.
52.  All other off-balance       RCON B681                  RCON B682     RCON B683      RCON B684      RCON B685      RCON B686
     sheet liabilities.......            0      1.00                0             0              0              0              0 52.
53.  Unused commitments with
     an original maturity        RCON 3833                  RCON B687     RCON B688      RCON B689      RCON B690      RCON B691
     exceeding one year......            0      0.50                0             0              0              0              0 53.
                                                            RCON A167     RCON B693      RCON B694      RCON B695
54.  Derivative contracts....                                       0             0              0              0                54.

--------------
(1) Column A multiplied by credit conversion factor.
(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.
(3) Or institution-specific factor.

September 2004 Call Report    Printed 10/28/2004 - Deutsche Bank National Trust
Company - Certificate Number 26732
                                                                       FFIEC 041
                                                                      Page RC-23

Schedule RC-R - Continued                                                [33]

                                                                  (Column C)      (Column D)      (Column E)     (Column F)
                                                                --------------------------------------------------------------
                                                                               Allocation by Risk Weight Category
                                                                --------------------------------------------------------------
                                                                     0%              20%             50%             100%
                                                                --------------------------------------------------------------
                                  Dollar Amounts in Thousands   Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------------
TOTALS
55. Total assets, derivatives, and off-balance sheet items
    by risk weight category (for each column, sum of                RCON B696      RCON B697        RCON B698       RCON B699
    items 43 through 54).......................................         85,298         27,603                0          23,117 55.

56. Risk weight factor.........................................      x 0%            x 20%            x 50%           x 100%   56.

57. Risk-weighted assets by risk weight category (for each          RCON B700      RCON B701        RCON B702       RCON B703
    column, item 55 multiplied by item 56).....................             0          5,521                0           12,117 57.

                                                                                                                    RCON 1651
58. Market risk equivalent assets..............................                                                              0 58.

59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk
    reserve (sum of item 57, columns C through F, and                                                               RCON B704
    item 58)...................................................                                                         17,638 59.

                                                                                                                    RCON A222
60. LESS: Excess allowance for loan and lease losses...........                                                              0 60.

                                                                                                                    RCON A3128
61. LESS: Allocated transfer risk reserve......................                                                              0 61.

                                                                                                                    RCON A223
62. Total risk-weighted assets (item 59 minus items 60 and
    61)........................................................                                                         17,638 62.

Memoranda

                                                                Dollar Amounts in Thousands         RCON   Tril   Bil   Mil   Thou
----------------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all derivative contracts covered by the risk-based capital
   standards....................................................................................    8764                      0 M.1.

                                                                      With a remaining maturity of
                                             ----------------------------------------------------------------------------------
                                                     (Column A)                   (Column B)                  (Column C)
                                                  One year or less              Over one year              Over five years
                                                                              through five years
                                             -----------------------------------------------------------------------------------
                                             RCON  Tril Bil  Mil  Thou    RCON  Tril Bil  Mil  Thou    RCON  Tril Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------------
2. Notional principal amounts of
   derivative contracts:(1)

   a. Interest rate contracts..............   3809                     0  8766                     0   8767                 0 M.2.a.

   b. Foreign exchange contracts...........   3812                     0  8769                     0   8770                 0 M.2.b.

   c. Gold contracts.......................   8771                     0  8772                     0   8773                 0 M.2.c.

   d. Other precious metals contracts......   8774                     0  8775                     0   8776                 0 M.2.d.

   e. Other commodity contracts............   8777                     0  8778                     0   8779                 0 M.2.e.

   f. Equity derivative contracts..........   A000                     0  A001                     0   A002                 0 M.2.f.

------------

(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

September 2004 Call Report  Printed 10/28/2004 - Deutsche Bank National Trust
Company - Certificate Number 26732                                     FFIEC 041
                                                                      Page RC-24

                                                                              34

Schedule RC-S - Servicing, Securitization, and Asset Sale Activities


                                                   (Column A)      (Column B)     (Column C)       (Column D)
                                                   1-4 Family         Home          Credit            Auto
                                                   Residential       Equity          Card            Loans
                                                     Loans           Lines        Receivables
                                                 --------------  --------------  --------------  --------------
Dollar Amounts in Thousands                      Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou
---------------------------                      --------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
1. Outstanding principal balance of
   assets sold and securitized by the
   reporting bank with servicing
   retained or with recourse or
   other seller-provided                            RCON B705       RCON B706       RCON B707       RCON B708
   credit enhancements.......................                 0               0               0               0

2. Maximum amount of credit exposure
   arising from recourse or other
   seller-provided credit enhancements
   provided to structures reported in
   item 1 in the form of:

   a. Credit-enhancing interest-only strips
      (included in Schedules RC-B or                RCON B712       RCON B713       RCON B714       RCON B715
      RC-F or in Schedule RC, item 5)........                 0               0               0               0

   b. Subordinated securities and                   RCON C393       RCON C394       RCON C395       RCON C396
      other residual interests...............                 0               0               0               0

   c. Standby letters of credit and                 RCON C400       RCON C401       RCON C402       RCON C403
      other enhancements.....................                 0               0               0               0

3. Reporting bank's unused commitments
   to provide liquidity to structures               RCON B726       RCON B727       RCON B728       RCON B729
   reported in item 1........................                 0               0               0               0

4. Past due loan amounts included in
   item 1:                                          RCON B733       RCON B734       RCON B735       RCON B736

   a. 30-89 days past due....................                 0               0               0               0

                                                    RCON B740       RCON B741       RCON B742       RCON B743

   b. 90 days or more past due...............                 0               0               0               0

5. Charge-offs and recoveries on
   assets sold and securitized with
   servicing retained or with
   recourse or other seller-provided
   credit enhancements
   (calendar year-to-date):                         RIAD B747       RIAD B748       RIAD B749       RIAD B750

   a. Charge-offs............................                 0               0               0               0

                                                    RIAD B754       RIAD B755       RIAD B756       RIAD B757

   b. Recoveries.............................                 0               0               0               0



                                                  (Column E)      (Column F)      (Column G)
                                                    Other        Commercial       All Other
                                                   Consumer      & Industrial      Loans and
                                                    Loans           Loans         All Leases
                                                --------------  --------------  --------------
Dollar Amounts in Thousands                     Bil  Mil  Thou  Bil  Mil  Thou  Bil  Mil  Thou
---------------------------                     ----------------------------------------------
BANK SECURITIZATION ACTIVITIES
1. Outstanding principal balance of
   assets sold and securitized by the
   reporting bank with servicing
   retained or with recourse or
   other seller-provided                           RCON B709       RCON B710       RCON B711
   credit enhancements.......................                0               0               0 1.

2. Maximum amount of credit exposure
   arising from recourse or other
   seller-provided credit enhancements
   provided to structures reported in
   item 1 in the form of:

   a. Credit-enhancing interest-only strips
      (included in Schedules RC-B or               RCON B716       RCON B717       RCON B718
      RC-F or in Schedule RC, item 5)........                0               0               0 2.a.

   b. Subordinated securities and                  RCON C397       RCON C398       RCON C399
      other residual interests...............                0               0               0 2.b.

   c. Standby letters of credit and                RCON C404        RCON C405      RCON C406
      other enhancements.....................                0               0               0 2.c.
3. Reporting bank's unused commitments
   to provide liquidity to structures              RCON B730        RCON B731      RCON B732
   reported in item 1........................                0                0              0 3.

4. Past due loan amounts included in
   item 1:                                         RCON B737        RCON B738      RCON B739

   a. 30-89 days past due....................                0                0              0 4.a.

                                                   RCON B744        RCON B745      RCON B746

   b. 90 days or more past due...............                0                0              0 4.b.

5. Charge-offs and recoveries on
   assets sold and securitized with
   servicing retained or with
   recourse or other seller-provided
   credit enhancements
   (calendar year-to-date):                        RIAD B751        RIAD B752      RIAD B753

   a. Charge-offs............................                0                0              0 5.a.

                                                   RIAD B758        RIAD B759      RIAD B760

   b. Recoveries.............................                0                0              0 5.b.

September 2004 Call Report   Printed 10/28/2004 --                     FFIEC 041
Deutsche Bank National Trust Company -- Certificate Number 26732      Page RC-25

Schedule RC-S - Continued                                                   [35]


                                     (Column A)    (Column B)    (Column C)    (Column D)    (Column E)    (Column F)    (Column G)
                                    1 - 4 Family     Home         Credit          Auto        Other        Commercial    All Other
                                    Residential     Equity         Card          Loans       Consumer     & Industrial   Loans and
                                       Loans         Lines      Receivables                    Loans         Loans       All Leases
                                    ------------------------------------------------------------------------------------------------
   Dollar Amounts in Thousands      Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
 6. Amounts of ownership (or
    seller's) interests carried
    as:
    a. Securities (included in
       Schedule RC-B or in                           RCON B761     RCON B762                                 RCON B763
       Schedule RC, item 5).......                           0             0                                         0          6.a.
    b. Loans                                         RCON B500     RCON B501                                 RCON B502
       (included in Schedule RC-C)                           0             0                                         0          6.b.
 7. Past due loan amounts included
    in interests reported in
    item 6.a:                                        RCON B764     RCON B765                                 RCON B766
    a. 30 - 89 days past due......                           0             0                                         0          7.a.
                                                     RCON B767     RCON B768                                 RCON B769
    b. 90 days or more past due...                           0             0                                         0          7.b.
 8. Charge-offs and recoveries on
    loan amounts included in
    interests reported in item 6.a
    (calendar year-to-date):                         RIAD B770     RIAD B771                                 RIAD B772
    a. Charge-offs................                           0             0                                         0          8.a.
                                                     RIAD B773     RIAD B774                                 RIAD B775
    b. Recoveries.................                           0             0                                         0          8.b.

FOR SECURITIZATION FACILITIES
SPONSORED BY OR OTHERWISE
ESTABLISHED BY OTHER INSTITUTIONS
 9. Maximum amount of credit
    exposure arising from credit
    enhancements provided by the
    reporting bank to other
    institutions' securitization
    structures in the form of
    standby letters of credit,
    purchased subordinated
    securities, and other              RCON B776     RCON B777     RCON B778     RCON B779     RCON B780    RCON B781   RCON B782
    enhancements..................             0             0             0             0             0            0         0 9.
10. Reporting bank's unused
    commitments to provide
    liquidity to other
    institutions' securitization       RCON B783     RCON B784     RCON B785     RCON B786     RCON B787    RCON B788   RCON B789
    structures..................               0             0             0             0             0            0         0 10.

September 2004 Call Report  Printed 10/28/2004 - Deutsche Bank        FFIEC 041
National Trust Company - Certificate Number 26732                     Page RC-26
                                                                        ------
                                                                          36
                                                                        ------

Schedule RC-S - Continued

                                   -----------------------------------------------------------------------------------------------
                                    (Column A)    (Column B)    (Column C)    (Column D)    (Column E)    (Column F)    (Column G)
                                   1 - 4 Family      Home         Credit         Auto         Other       Commercial     All Other
                                   Residential      Equity         Card          Loans       Consumer    & Industrial    Loans and
                                      Loans          Loans     Receivables                     Loans         Loans      All Leases
                                   -----------------------------------------------------------------------------------------------
     Dollar Amounts in Thousands  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11. Assets sold with recourse or
    other seller-provided credit
    enhancements and not
    securitized by the reporting    RCON B790     RCON B791     RCON B792     RCON B793     RCON B794     RCON B795     RCON B796
    bank..........................          0             0             0            0              0             0             0 11
12. Maximum amount of credit
    exposure arising from recourse
    or other seller-provided
    credit enhancements provided    RCON B797     RCON B798     RCON B799     RCON B800     RCON B801     RCON B802     RCON B803
    to assets reported in item 11..         0             0             0             0             0             0             0 12
                                   -----------------------------------------------------------------------------------------------

Memoranda                                                            Dollar Amounts in Thousands   RCON  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------
1. Small business obligations transferred with recourse under Section 208 of the Riegle
   Community Development and Regulatory Improvement Act of 1994:
   a. Outstanding principal balance.............................................................   A249               0   M.1.a.
   b. Amount of retained recourse on these obligations as of the report date....................   A250               0   M.1.b.
2. Outstanding principal balance of assets serviced for others:
   a. 1-4 family residential mortgages serviced with recourse or other servicer-provided credit
      enhancements..............................................................................   B804               0   M.2.a.
   b. 1-4 family residential mortgages serviced with no recourse or other servicer-provided
      credit enhancements.......................................................................   B805               0   M.2.b.
   c. Other financial assets(1).................................................................   A591               0   M.2.c.
3. Asset-backed commercial paper conduits:
   a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company.......   B806               0   M.3.a.(1)
      (2) Conduits sponsored by other unrelated institutions....................................   B807               0   M.3.a.(2)
   b. Unused commitments to provide liquidity to conduit structures:
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company.......   B808               0   M.3.b.(1)
      (2) Conduits sponsored by other unrelated institutions....................................   B809               0   M.3.b.(2)
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1,
   column C(2)..................................................................................   C407             N/A   M.4.

-----------
(1) Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
(2) Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

September 2004 Call Report  Printed 10/28/2004 -                       FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732       Page RC-27

Schedule RC-T - Fiduciary and Related Services                          [37]

ITEMS 12 THROUGH 23 AND MEMORANDUM ITEM 4 WILL NOT BE MADE AVAILABLE TO THE PUBLIC ON AN INDIVIDUAL INSTITUTION BASIS.

                                                                                                                    RCON   (Y/N)
                                                                                                                    ----   -----
1. Does the institution have fiduciary powers? (enter "Y" for YES or "N" for NO)..................................  A345     Y  1.
   (If "NO," do not complete Schedule RC-T.)
                                                                                                                    RCON   (Y/N)
                                                                                                                    ----   -----
2. Does the institution exercise the fiduciary powers it has been granted? (enter "Y" for YES or "N" for NO)......  A346     Y  2.
                                                                                                                    RCON   (Y/N)
                                                                                                                    ----   -----
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report
in this schedule? (enter "Y" for YES or "N" for NO) (If "NO," do not complete the rest of Schedule RC-T.).........  B867     Y  3.

If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
- Items 4 through 19 quarterly,
- Items 20 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 23 annually with the December report, and
- Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
- Items 4 through 10 annually with the December report, and
- Memorandum items 1 through 3 annually with the December report.

                                                      (Column A)          (Column B)          (Column C)          (Column D)
                                                        Managed           Non-Managed          Number of           Number of
                                                        Assets              Assets              Managed           Non-Managed
                                                                                               Accounts            Accounts
                                                   -----------------   -----------------   -----------------   -----------------
                     Dollar Amounts in Thousands   Tril Bil Mil Thou   Tril Bil Mil Thou
------------------------------------------------   -----------------   -----------------   -----------------   -----------------
FIDUCIARY AND RELATED ASSETS                           RCON B868           RCON B869           RCON B870           RCON B871
4. Personal trust and agency accounts...........            305,788              11,885                 150                   2 4
5. Retirement related trust and agency accounts:
   a. Employee benefit - defined                       RCON B872           RCON B873           RCON B874           RCON B875
      contribution..............................                  0                   0                   0                   0 5.a.
   b. Employee benefit - defined                       RCON B876           RCON B877           RCON B878           RCON B879
      benefit...................................                  0                   0                   0                   0 5.b.
                                                       RCON B880           RCON B881           RCON B882           RCON B883
   c. Other retirement accounts.................                  0                   0                   0                   0 5.c.
                                                       RCON B884           RCON B885           RCON C001           RCON C002
6. Corporate trust and agency accounts..........                  0          10,207,352                   0               3,603 6.
7. Investment management agency                        RCON B886                               RCON B888
   accounts.....................................            227,077                                      69                     7.
                                                       RCON B890           RCON B891           RCON B892           RCON B893
8. Other fiduciary accounts.....................                  0                   0                   0                   0 8.
9. Total fiduciary accounts                            RCON B894           RCON B895           RCON B896           RCON B897
   (sum of items 4 through 8)...................            532,865          10,219,237                 219               3,605 9.
                                                                           RCON B898                               RCON B899
10. Custody and safekeeping accounts............                                      0                                       0 10.
11. Not applicable

September 2004 Call Report  Printed 10/28/2004 -                       FFIEC 041
Deutsche Bank National Trust Company - Certificate Number 26732       Page RC-28

                                                                          [38]
Schedule RC-T - Continued


                                  CONFIDENTIAL

Memoranda                                                                                      Managed Assets
                                                                                             -------------------
                                                               Dollar Amounts in Thousands   RCON   Tril Bil Mil Thou
                                                               ---------------------------   ----   -----------------
1. Managed assets held in personal trust and agency accounts:
   a. Noninterest-bearing deposits........................................................   B913           N/A M.1.a.
   b. Interest-bearing deposits...........................................................   B914           N/A M.1.b.
   c. U.S. Treasury and U.S. Government agency obligations................................   B915           N/A M.1.c.
   d. State, county, and municipal obligations............................................   B916           N/A M.1.d.
   e. Money market mutual funds...........................................................   B917           N/A M.1.e.
   f. Other short-term obligations........................................................   B918           N/A M.1.f.
   g. Other notes and bonds...............................................................   B919           N/A M.1.g.
   h. Common and preferred stocks.........................................................   B920           N/A M.1.h.
   i. Real estate mortgages...............................................................   B921           N/A M.1.i.
   j. Real estate.........................................................................   B922           N/A M.1.j.
   k. Miscellaneous assets................................................................   B923           N/A M.1.k.
   l. Total managed assets held in personal trust and agency accounts (sum of Memorandum
      items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A).................   B868           N/A M.1.l.

                                                                               (Column A)         (Column B)
                                                                                Number of       Principal Amount
                                                                                 Issues           Outstanding
                                                                              -------------   -------------------
                                               Dollar Amounts in Thousands    RCON            RCON   Tril Bil Mil Thou
                                               ---------------------------    ----            ----   -----------------
2. Corporate trust and agency accounts:
   a. Corporate and municipal trusteeships ................................   B927      N/A   B928           N/A M.2.a.
   b. Transfer agent, registrar, paying agent, and other corporate agency..   B929      N/A                      M.2.b.

September 2004 Call Report     Printed 10/28/2004    FFIEC 041
- Deutsche Bank National                             Page RC-29
Trust Company - Certificate Number 26732
                                                        --
Schedule RC-T - Continued                               39
                                                        --

                                         -------------------- --------------------
                                            (Column A)           (Column B)
Memoranda - Continued                        Number of         Market Value of
                                               Funds             Funds Assets
                                         -------------------- -------------------------
            Dollar Amounts in Thousands: RCON                 RCON  Tril Bil  Mil  Thou
---------------------------------------- -------------------- -------------------------
3.  Collective investments fund and
    common trust funds:                  -------------------- -------------------------
    a. Domestic equity                   B931             N/A B932                  N/A M.3.a.
                                         -------------------- -------------------------
    b. International/Global equity       B933             N/A B934                  N/A M.3.b.
                                         -------------------- -------------------------
    c. Stock/Bond blend                  B935             N/A B936                  N/A M.3.c
                                         -------------------- -------------------------
    d. Taxable bond                      B937             N/A B938                  N/A M.3.d.
                                         -------------------- -------------------------
    e. Municipal bond                    B939             N/A B940                  N/A M.3.e.
                                         -------------------- -------------------------
    f. Short term investments/Money
       market                            B941             N/A B942                  N/A M.3.f.
                                         -------------------- -------------------------
    g. Specialty/Other                   B943             N/A B944                  N/A M.3.g.
                                         -------------------- -------------------------
    h. Total collective investment
       funds (sum of Memorandum items    -------------------- -------------------------
       3.a through 3.g)                  B945             N/A B946                  N/A M.3.h.
                                         -------------------- -------------------------




                                            Confidential

                                                                       FFIEC 041
                                                                      Page RC-30
September 2004 Call Report  Printed 10/28/2004 -
Deutsche Bank National Trust Company - Certificate Number 26732

                                                                              40

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER INDEMNIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------

BANK MANAGEMENT STATEMENT (Either enter text in the field below or skip and leave blank for "No comment"):

(TEXT 6980)